UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Saturna Investment Trust
(Name of Registrant as Specified in Its Charter)

___________________________________________________________
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PROXY STATEMENT

November 23, 2022

_________________________

Important Voting Information Inside

Saturna Investment Trust

_________________________

Please vote immediately!

You can vote online, by telephone, or by mail.
Details on voting can be found on your Proxy Card.

Saturna Capital Corporation
1300 N. State Street
Bellingham, WA 98225

SPECIAL JOINT MEETING OF SHAREOWNERS
SATURNA INVESTMENT TRUST

November 23, 2022

Fellow Shareowners:

You are cordially invited to attend a Special Joint Meeting of Shareowners (the "Meeting") of the Sextant Growth Fund, Sextant International Fund, Sextant Core Fund, Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund (each, a "Fund," and collectively, the "Funds"), each a series of Saturna Investment Trust (the "Trust"), that will be held on January 10, 2023 at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), to vote on the below proposals in connection with the implementation of proposed changes to each Fund's advisory and administrative fee, as described below. After considering the proposals, the Board of Trustees of the Trust (the "Board" or the "Trustees") has unanimously approved each proposal. The Board believes that each proposal is in the best interests of the applicable Fund and its respective shareowners. The Board recommends that shareowners vote FOR each proposal.

Formal notice of the Meeting appears after this letter, followed by a Proxy Statement related to the proposals. Please review the Proxy Statement and vote your shares at your earliest convenience by completing and returning the enclosed proxy card in the envelope provided or voting online or by telephone.

The purpose of the Meeting is to seek shareowner approval of the following proposals:

PROPOSAL 1 – For shareowners of the Sextant Growth Fund, to approve an amendment to the Investment Advisory and Administrative Services Agreement ("Advisory Agreement") between Saturna Capital Corporation ("Saturna Capital") and the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund;

PROPOSAL 2 – For shareowners of the Sextant International Fund, to approve an amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund;

PROPOSAL 3 – For shareowners of the Sextant Core Fund, to approve an amendment to the Advisory Agreement between Saturna Capital the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund;

PROPOSAL 4 – For shareowners of the Sextant Short-Term Bond Fund, to approve an amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund;

PROPOSAL 5 – For shareowners of the Sextant Bond Income Fund, to approve an amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund;

PROPOSAL 6 – For shareowners of the Sextant Global High Income Fund, to approve an amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund; and

PROPOSALS 7a-7f – For shareowners of each respective Fund, approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of the respective Proposal.

Shareowners of each Fund will also be asked to transact any other business, not currently contemplated, that may properly come before the Meeting and any adjournments or postponements thereof.

The Board and Saturna Capital are seeking shareowner approval of Proposals 1-7f to make the fee structure of each Fund less complicated and more understandable to investors and their investment advisors. Additionally, Saturna Capital believes that the changes would increase the competitiveness and marketability of each Fund, which could potentially make the Fund more appealing to investors. If Fund assets grow, shareowners may realize economies of scale, due toa Fund's fixed costs (other than the advisory and administrative fee) being allocated across a larger asset base, which could lower average Fund expenses; however, there is no guarantee that such economies will be realized.

Your approval of the amendment to the Advisory Agreement will not change any of the Funds' investment objectives, strategies, and risks. If the amendment to the Advisory Agreement on the part of each Fund is approved, it is anticipated that the amendment will take effect on March 30, 2023.

You have received this letter and the accompanying notice and Proxy Statement because you were a shareowner of record of a Fund on November 21, 2022 (the "Record Date"). The costs of the Meeting and related proxy solicitations are being paid by Saturna Capital.

Detailed information is contained in the enclosed materials. You may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each proxy card you receive. You may be contacted by our independent proxy solicitation firm to encourage your timely voting.

Whether or not you plan to attend the Meeting in person, your vote is needed regardless of the number of shares you own. Please promptly complete, sign, date and return the enclosed proxy card. You may also vote over the telephone or online. Voting is quick and easy. It is important that your vote be received no later than 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on January 10, 2023.

If you have any questions about a Proposal or the voting instructions, please call Broadridge Financial Solutions, Inc. ("Broadridge"), our proxy solicitation firm, toll-free at 1-877-728-5037.

By order of the Board of Trustees of Saturna Investment Trust,

Elliot S. Cohen
Secretary
Saturna Investment Trust

Important Information to Help You Understand the Proposals

QUESTIONS & ANSWERS

Q: What is this document and why did you send it to me?

A: Saturna Investment Trust (the "Trust"), on behalf of each of the Sextant Growth Fund, Sextant International Fund, Sextant Core Fund, Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund (each, a "Fund" and collectively, the "Funds"), is conducting a Special Joint Meeting of Shareowners scheduled for January 10, 2023. The meeting is scheduled to be held at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time) at the offices of Saturna Capital Corporation ("Saturna Capital" or the "Adviser"), 1300 N. State Street, Bellingham WA, 98225. As a shareowner of one or more Funds as of November 21, 2022, you are being asked by Saturna Capital, which is each Fund's investment adviser, and the Trust's Board of Trustees (the "Board"), to vote on proposed changes to each Fund's advisory and administrative fee. This document includes a Letter to Shareowners, a Notice of Special Joint Meeting of Shareowners, a Proxy Statement, and a Proxy Card. Please review this document in its entirety carefully before casting your vote.

Q: What am I being asked to vote on?

A: Shareowners of each Fund are being asked to approve a proposal to change the Fund's fee structure, as discussed below and in greater detail in the enclosed Proxy Statement. Specifically, shareowners of each Fund are being asked to approve an amendment (the "Amendment") to the Investment Advisory and Administrative Services Agreement ("Advisory Agreement") between Saturna Capital and the Trust, on behalf of each Fund, that eliminates each Fund's performance-based fee structure and implements an advisory and administrative fee at an annual rate of 0.50% of the Fund's average daily net assets ("Proposals 1-6"). The proposed Amendment to the Advisory Agreement makes no other changes to the current Advisory Agreement; it would change only the date of effectiveness and the advisory and administrative fee rate for each Fund. Additionally, there are no differences in Saturna Capital's obligations to the Funds imposed by the proposed Amendment. The Amendment can be implemented only with shareowner approval. Shareowner approval of the Amendment is required under applicable law because under the proposed fee structure, each Fund's advisory and administrative fee could be higher under certain circumstances.

In the event that a quorum for the Meeting is present, but there are insufficient votes to approve a Proposal by the time of the Meeting, shareowners of each Fund are also being asked to approve the adjournment of the Meeting to provide additional time to solicit proxies for approval of the Proposal for their respective Fund ("Proposals 7a-7f").

Q: Why am I being asked to vote on the Amendment?

A: The Board and Saturna Capital are seeking shareowner approval of Proposals 1-6 to make the fee structure of each Fund less complicated and more understandable to investors and their investment advisers. Additionally, Saturna Capital believes that the changes would make the advisory and administrative fee for each Fund more competitive in the mutual fund marketplace, which could potentially make the Funds more appealing to investors. If Fund assets grow, shareowners may realize economies of scale due to a Fund's fixed costs (other than the advisory and administrative fee) being allocated across a larger asset base, which could lower average Fund expenses; however, there is no guarantee that such economies will be realized.

Currently, the advisory and administrative fee each Fund pays to Saturna Capital depends on whether that Fund outperforms or underperforms the average 12-month total return of the funds in its respective Morningstar, Inc. ("Morningstar") category. Generally, in years when a Fund outperforms the average 12-month total return of the funds in its Morningstar category, the base advisory and administrative fee for the Fund of 0.50% will be 0.10% or 0.20% higher, depending upon how much the Fund outperforms, and in years when a Fund underperforms the average 12-month total return of the funds in its Morningstar category, the base advisory and administrative fee for the Fund of 0.50% will be 0.10% or 0.20% lower, depending upon how much the Fund underperforms. If shareowners of each Fund approve Proposals 1-6, the advisory and administrative fee for each Fund, regardless of how it performs, will be 0.50% of a Fund's average daily net assets.

Q: Will the change in the fee structure result in a higher advisory and administrative fee rate for shareowners of the Funds?

A: Due to the performance-based nature of each Fund's current advisory and administrative fee, the advisory and administrative fee rate paid by the Fund following the Amendment taking effect may be higher or lower than the current advisory and administrative fee rate from time to time, depending on the Fund's performance as compared to the average

12-month total return of the funds in its Morningstar-specified category and the level of assets in the Fund. Nonetheless, the Board believes that approval of the Amendment to eliminate each Fund's performance-based fee structure and implement a single advisory and administrative fee rate of 0.50% for each Fund is in the best interests of the Fund and its shareowners.

Under each Fund's current performance-based fee structure, the lowest advisory and administrative fee rate payable by a Fund is 0.30% and the highest advisory and administrative fee rate payable is 0.70%. Under the proposed Amendment, each Fund will pay an advisory and administrative fee rate of 0.50%, regardless of how it performs.

Q: How could Proposals 1-6 benefit the Adviser?

A: If shareowners of a Fund approve the applicable Proposal, the advisory and administrative fee rate for that Fund, regardless of how it performs, will be 0.50%. This change could benefit the Adviser. If a Fund underperforms the average 12-month total return of the funds in its Morningstar category, the advisory and administrative fee the Fund pays under the proposed fee structure could be higher than the advisory and administrative fee the Fund pays under the current performance-based fee structure.

Additionally, the Adviser believes that removing the performance-based fee for each Fund and implementing an advisory and administrative fee rate of 0.50% of average daily net assets will increase the competitiveness and marketability of the Funds and thus create the potential to grow overall assets. If the Funds' assets grow, the Adviser will receive more in advisory and administrative fees, because the overall average daily net assets on which the Adviser will collect advisory and administrative fees will be greater.

Q: How could Proposals 1-6 benefit shareowners?

A: As stated above, if shareowners of a Fund approve the applicable Proposal, the advisory and administrative fee rate for that Fund, regardless of how it performs, will be 0.50%. This change could benefit shareowners, because if a Fund outperforms the average 12-month total return of the funds in its Morningstar category, the advisory and administrative fee the Fund pays under the proposed fee structure could be lower than the advisory and administrative fee the Fund pays under the current performance fee structure.

Additionally, the Adviser believes that removing the performance fee adjustment and implementing an advisory and administrative fee rate of 0.50% of average daily net assets for each Fund will increase the competitiveness and marketability of the Funds and thus create the potential to grow overall assets. If Fund assets grow, shareowners may realize economies of scale due to a Fund's fixed costs (other than the advisory and administrative fee) being allocated across a larger asset base, which could lower average Fund expenses; however, there is no guarantee that such economies will be realized.

Finally, the performance fee adjustment can result in anomalous advisory and administrative fees being charged to the Funds. Under the performance fee structure, if a Fund underperforms its benchmark and the overall market but still outperforms the average 12-month total return of the funds in its Morningstar category, shareowners may pay a higher advisory and administrative fee, up to a maximum of 0.70% for each Fund. If shareowners approve Proposals 1-6, the advisory and administrative fee of a Fund will no longer be calculated based on the performance of the Fund against the average 12-month total return of the funds in its Morningstar category, and the advisory and administrative fee rate would no longer reward the Adviser for underperformance compared to a Fund's benchmark and the overall market. Also, the Funds will not be subject to significant fluctuations in advisory and administrative fees and total expense ratios that can result from Fund performance fluctuations.

Q: How does the proposed Amendment differ from the current Advisory Agreement for the Funds?

A: Except for the effective date, and the elimination of the Funds' performance-based advisory and administrative fee and the imposition of an advisory and administrative fee of 0.50% of each Fund's average daily net assets, the Amendment does not change the terms of the current Advisory Agreement.

Q: Will the elimination of the performance fee structure of a Fund result in a change to the Fund's investment objective or strategies?

A: No, there are no changes proposed to the investment objective or investment strategies of any Fund.

Q: How does the Board recommend I vote on the Proposals?

A: After careful consideration, the Board unanimously recommends that you vote "FOR" each Proposal. The Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or Saturna Capital, has unanimously approved the Proposals, believes that the Proposals are in the best interests of the Funds and their respective shareowners, and recommends that you approve the Proposal(s) applicable to your Fund(s).

Q: Who is bearing the expenses related to the shareowner Meeting?

A: Saturna Capital will bear the expenses associated with the shareowner Meeting, including the costs of printing, mailing, tabulating and soliciting proxies.

Q: Who is eligible to vote at the Meeting?

A: Only the Funds' shareowners of record as of the close of business on November 21, 2022, the Record Date, are entitled to notice of, and to be present and to vote at, the Meeting or any adjournment(s) thereof.

Q: How do I vote my shares?

A: You can vote your Fund shares at the Meeting or you can authorize proxies to vote your shares by mail, telephone, or online. Your vote is important regardless of the number of shares you have. A shareowner may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person.

Q: What will happen if there are not enough votes to hold the Meeting?

A: A certain percentage of a Fund's shares (often referred to as "quorum") must be represented at the meeting. It is important that shareowners vote online or by telephone, or complete and return signed proxy cards promptly, but no later than 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), January 10, 2023, to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting, we may adjourn the Meeting so we can seek more votes.

Q: Whom should I call for additional information about this Proxy Statement?

A: If you need any assistance or have any questions regarding a Proposal or how to vote your shares, please call Broadridge, our proxy solicitation firm, toll free at 1-877-728-5037.

Please complete, sign and return the enclosed Proxy Card
in the enclosed envelope.

No postage is required if mailed in the United States.

You may also vote your proxy online or by phone in accordance with the instructions set forth on the enclosed Proxy Card.

Important Notice Regarding the Availability of Proxy Materials
for the Special Joint Meeting of Shareownerst
o Be Held on January 10, 2023.

The Proxy Statement is available at www.saturna.com/proxy

Except for this legend, this page has been left blank intentionally.

SATURNA INVESTMENT TRUST

On behalf of

Sextant Growth Fund
Sextant International Fund
Sextant Core Fund
Sextant Short-Term Bond Fund
Sextant Bond Income Fund
Sextant Global High Income Fund

1300 N. State Street
Bellingham, WA 98225

NOTICE OF SPECIAL JOINT MEETING OF
SHAREOWNERS TO BE HELD ON JANUARY 10, 2023

Fellow Shareowners:

Notice is hereby given that Saturna Investment Trust (the "Trust"), on behalf of each of its series named above (each, a "Fund," and collectively, the "Funds"), will hold a Special Joint Meeting ("Meeting") of its shareowners at 1300 N State St, Bellingham, WA 98225, on January 10, 2023, at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), to vote on the following proposals:

PROPOSAL 1 – For shareowners of the Sextant Growth Fund, to approve an amendment to the Investment Advisory and Administrative Services Agreement ("Advisory Agreement") between Saturna Capital Corporation ("Saturna Capital") and the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund;

PROPOSAL 2 – For shareowners of the Sextant International Fund, to approve an amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund;

PROPOSAL 3 – For shareowners of the Sextant Core Fund, to approve an amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund;

PROPOSAL 4 – For shareowners of the Sextant Short-Term Bond Fund, to approve an amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund;

PROPOSAL 5 – For shareowners of the Sextant Bond Income Fund, to approve an amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund;

PROPOSAL 6 – For shareowners of the Sextant Global High Income Fund, to approve an amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund; and

PROPOSALS 7a-7f – For shareowners of each respective Fund, approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of the respective Proposal.

Shareowners of each Fund will also be asked to transact any other business, not currently contemplated, that may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting if you owned shares of any Fund at the close of business on November 21, 2022 (the "Record Date"). WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY TO AVOID EXPENSE OF FURTHER SOLICITATION.

If you have any questions about a Proposal or the voting instructions, please call Broadridge, our proxy solicitation firm, toll-free at 1-877-728-5037.

PROXY VOTING OPTIONS

To vote by any of the following methods, please READ the Proxy Statement and follow the instructions below.

1 To vote ONLINE please have your Proxy Card at hand, go to the website that appears on your Proxy Card, enter the control number that appears on your Proxy Card, and follow the simple instructions.

2   To vote by TELEPHONE please have your Proxy Card at hand, call the telephone number that appears on your Proxy Card, enter the control number that appears on the Proxy Card, and follow the simple instructions.

3 To vote by MAIL enclose your VOTED and SIGNED (in ink) Proxy Card in the postage paid envelope provided and send to address on envelope.

We encourage you to vote by telephone or online using the control number that appears on the enclosed Proxy Card. Use of telephone or online voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees,
Elliot S. Cohen
Secretary

November 23, 2022

Except for this legend, this page has been left blank intentionally.

SATURNA INVESTMENT TRUST

On behalf of

Sextant Growth Fund
Sextant International Fund
Sextant Core Fund
Sextant Short-Term Bond Fund
Sextant Bond Income Fund
Sextant Global High Income Fund

1300 N. State Street
Bellingham, WA 98225

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREOWNERS
TO BE HELD ON JANUARY 10, 2023

November 23, 2022

This document is a proxy statement ("Proxy Statement") with respect to the above-named series (each, a "Fund" and, collectively, the "Funds") of Saturna Investment Trust (the "Trust") in connection with the solicitation of proxies by the Trust's Board of Trustees (the "Board") to be voted at a Special Joint Meeting of Shareowners to be held on January 10, 2023, at 1300 N. State Street, Bellingham, WA 98225, at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), for the purposes set forth below and described in greater detail in this Proxy Statement. The Special Meeting and any adjournment(s) or postponement(s) of the Special Meeting are referred to in this Proxy Statement as the "Meeting." This Proxy Statement, along with a Notice of Special Joint Meeting of Shareowners and a Proxy Card, is first being mailed to the shareowners of the Trust on or about November 23, 2022.

The following Proposals will be considered and acted upon at the Meeting:

Proposal	Shareowners Entitled to Vote	Page
(1) To approve an amendment (the "Amendment") to the Investment Advisory and Administrative Services Agreement ("Advisory Agreement") between Saturna Capital Corporation ("Saturna Capital" or the "Adviser") and the Trust, on behalf of the Sextant Growth Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.	Shareowners of Sextant Growth Fund	24
(2) To approve the Amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Sextant International Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.	Shareowners of Sextant International Fund	24
(3) To approve the Amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Sextant Core Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.	Shareowners of Sextant Core Fund	24

Proposal	Shareowners Entitled to Vote	Page
(4) To approve the Amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Sextant Short-Term Bond Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.	Shareowners of Sextant Short-Term Bond Fund	24
(5) To approve the Amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Sextant Bond Income Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.	Shareowners of Sextant Bond Income Fund	24
(6) To approve the Amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Sextant Global High Income Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.	Shareowners of Sextant Global High Income Fund	25
(7a) Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 1.	Shareowners of Sextant Growth Fund	53
(7b) Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 2.	Shareowners of Sextant International Fund	53

Proposal	Shareowners Entitled to Vote	Page
(7c) Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 3.	Shareowners of Sextant Core Fund	53
(7d) Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 4.	Shareowners of Sextant Short-Term Bond Fund	53
(7e) Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 5.	Shareowners of Sextant Bond Income Fund	53
(7f) Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 6.	Shareowners of Sextant Global High Income Fund	53

Shareowners of each Fund will also be asked to transact any other business, not currently contemplated, that may properly come before the Meeting and any adjournments or postponements thereof.

VOTING INFORMATION

Shareowners of record of a Fund as of the close of business on November 21, 2022 ("Record Date") are entitled to be present and to vote at the Meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareowners are entitled to one vote for each share and a fractional vote for each fractional share of the Fund that they own. On the Record Date, each Fund had the number of shares issued and outstanding as set forth in Exhibit B. Exhibit C sets forth, as of the Record Date, certain information regarding persons who own beneficially or of record more than 5% of any class of shares of each Fund. Exhibit C also sets forth the Trustees' and Officers' holdings when they total more than 1% of shares.

Revocation of Proxies

Any shareowner providing a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. A superseding proxy may also be executed by voting via telephone or online. The superseding proxy need not be voted using the same method (mail, telephone, or online) as the original proxy vote.

Required Vote

Proposals 1-6 must be approved by the vote of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of each Fund, voting separately, when a quorum is present. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the shares present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares.

Proposals 7a-7f must be approved by the affirmative vote of a majority of the total number of shares present in person or by proxy at the Meeting that are cast on Proposals 7a-7f.

Shareowners vote by Fund, and not by share class. Specifically, shareowners of Sextant Growth Fund and Sextant International Fund, each of which has two classes of shares, will vote on Proposals 1 and 7a, and Proposals 2 and 7b, respectively, in the aggregate as one class, and not by class of shares.

If Proposals 1-6 are approved by shareowners of the applicable Fund, Proposals 1-6 are expected to become effective on March 30, 2023.

Quorum and Adjournment

A Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Declaration of Trust of the Trust, a quorum is constituted by the presence in person or by proxy of at least a majority of the outstanding shares of a Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the proxies, or their substitutes, or the chair of the Meeting, may propose that such Meeting be adjourned one or more times to permit further solicitation to obtain a quorum. Any adjournment by the shareowners requires the affirmative vote of a majority of the total number of shares that are present in person or by proxy when the adjournment is being voted upon.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present. If you hold your shares with a broker, and you do not instruct your broker how to vote, your shares will not be counted as present at the Meeting for purposes of determining a quorum. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a Proposal. Accordingly, with respect to Proposals 1-6, to the extent that the vote of a “majority of the outstanding voting securities” of a Fund, as discussed in the prior section, is obtained by the affirmative vote of 67% or more of the shares present or represented by proxy because the holders of more than 50% of the outstanding shares are represented, abstentions and broker non-votes will have the effect of shares voted “Against” a Proposal. Shareowners are urged to vote or forward their voting instructions promptly. As there are no proposals on which brokers may vote in their discretion on behalf of their clients pursuant to applicable New York Stock Exchange rules, the Trust does not expect to receive any broker non-votes.

Solicitation of Proxies

The initial solicitation of proxies will be made by mail and email. Additional solicitations may be made by telephone, email, mail, or other personal contact by the Trust's officers or employees or agents of Saturna Capital, the investment adviser for each Fund, or one of its affiliates. The Trust's officers, and those employees and agents of Saturna Capital or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. Broadridge, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The cost of the solicitation, which is estimated to be approximately $43,000, will be borne by Saturna Capital. In addition, the Funds will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons. Saturna Capital may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareowner Reports

The most recent Annual and Semi-Annual Report for each Fund, including financial statements, have been mailed previously to all shareowners. This Proxy Statement should be read in conjunction with the Annual Report and Semi-Annual Report for each Fund you own. You can obtain copies of the most recent Annual Report or Semi-Annual Report, without charge, by writing to the Trust at 1300 N. State Street, Bellingham, WA 98225, by calling 1-800-SATURNA (1-800-728-8762), or online at www.sextantfunds.com.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement, Notice of Internet Availability of Proxy Materials, or Annual and Semi-Annual Reports, as applicable, to shareowners having the same last name and address on the Funds' records, unless the Funds have received contrary instructions from a shareowner. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareowner wants to receive multiple copies of these materials, or to receive only one copy in the future, the shareowner should make a request by writing to the Trust at 1300 N. State Street, Bellingham, WA 98225, by calling 1-800-SATURNA (1-800-728-8762), or online at www.sextantfunds.com.

Investment Adviser, Administrator, and Distributor

Each Fund's Investment Adviser and Administrator is Saturna Capital, 1300 N. State Street, Bellingham, WA 98225.

Each Fund is distributed by Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham, WA 98225, a wholly-owned subsidiary of Saturna Capital.

PROPOSALS 1-6

Affected: Sextant Growth Fund, Sextant International Fund,
Sextant Core Fund, Sextant Short-Term Bond Fund,
Sextant Bond Income Fund, and Sextant Global High Yield Fund

TO APPROVE AN AMENDMENT TO THE ADVISORY AGREEMENT
WITH SATURNA CAPITAL CORPORATION

Proposal 1

To approve an amendment (the "Amendment") to the Investment Advisory and Administrative Services Agreement ("Advisory Agreement") between Saturna Capital Corporation ("Saturna Capital") and the Trust, on behalf of the Sextant Growth Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

Proposal 2

To approve the Amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Sextant International Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

Proposal 3

To approve the Amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Sextant Core Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

Proposal 4

To approve the Amendment to the Advisory Agreement between Saturna Capita and the Trust, on behalf of the Sextant Short-Term Bond Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

Proposal 5

To approve the Amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Sextant Bond Income Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

Proposal 6

To approve the Amendment to the Advisory Agreement between Saturna Capital and the Trust, on behalf of the Sextant Global High Income Fund, that removes the Fund's performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

Introduction

At the Meeting, shareowners of each Fund will be asked to approve an Amendment to the Fund's Advisory Agreement. A general description of the terms of the current Advisory Agreement is included below.

Currently, each of the Funds have a fee structure in place where each of the Funds pays Saturna Capital an advisory and administrative fee (the "Base Fee"), as compensation for portfolio management, advice, and recommendations on securities to be purchased, held, or sold. The Base Fee also covers certain administrative services such as portfolio accounting, shareowner and financial reporting, shareowner servicing, and transfer agency services.

The Base Fee is currently computed at the annual rate of 0.50% of average daily net assets of each Fund, paid monthly, and is subject to a maximum adjustment of up to 0.20%, up or down, depending on the investment performance of a Fund relative to the average 12-month total return of the funds in its Morningstar, Inc. ("Morningstar") specified benchmark. For each month in which any Fund's total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the average 12-month total return of the funds in its Morningstar-specified benchmark for that period by 1% or more but less than 2%, the Base Fee is adjusted by increasing or decreasing the Base Fee by the annual rate of 0.10% based on the Fund's average net assets over the performance period (one year). If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of 0.20%. This adjustment is referred to throughout this Proxy Statement as the "Performance Fee Adjustment."

The Funds are assigned by Morningstar into appropriate categories, which are the benchmarks used for the Performance Fee Adjustment:

Sextant Growth Fund	Large Growth
Sextant International Fund	Foreign Large Growth
Sextant Core Fund	Allocation – 50% to 70% Equity
Sextant Short-Term Bond Fund	Short-Term Bond
Sextant Bond Income Fund	Long-Term Bond
Sextant Global High Income Fund	Global Allocation

The performance fee for each Fund is explained more fully below under "Advisory and Administrative Fees and Other Fees."

Most mutual funds have relatively simple or single rate fee structures, either charging a fee based on a fund's average daily net assets, or a fee schedule that includes breakpoints whereby the advisory and administrative fee rate decreases as the fund's asset size increases. Conversely, the structure of the Performance Fee Adjustment is more complicated. The Board and the Adviser are seeking shareowner approval of Proposals 1-6 to make the fee structure of each Fund less complicated and more understandable to investors and their investment advisers. Additionally, the Adviser believes that the changes would increase the competitiveness and marketability of the Funds. If Fund assets grow, shareowners may realize economies of scale due to a Fund's fixed costs (other than the advisory and administrative fee) being allocated across a larger asset base, which could lower average Fund expenses; however, there is no guarantee that such economies will be realized.

Proposals 1 through 6 are contingent upon one another. Accordingly, the Amendment for any Fund will only become effective if shareowners of each Fund have approved their respective Proposals. If any of Proposals 1 through 6 is not approved by shareowners of the respective Fund, then the Amendment will not go into effect for any Fund, and the existing Advisory Agreement and Performance Fee Adjustment will remain in effect for all of the Funds. If shareowners of each Fund approve their respective Proposals at the meeting, the advisory and administrative fee rate at an annual rate of 0.50% of average daily net assets will become effective on March 30, 2023.

Shareowners of each Fund should consider the potential benefits to the Adviser if they approve the Proposals:

  If a Fund's assets grow as a result of having a less complex fee structure and therefore becoming more attractive to investors, the Adviser will receive more in advisory and administrative fees, because the overall average daily net assets on which the Adviser will collect the advisory and administrative fee will be greater.

  If a Fund underperforms its benchmark, the advisory and administrative fee rate the Fund pays under the proposed fee structure could be higher than the advisory and administrative fee rate the Fund pays under the current Performance Fee Adjustment. The "Fee and Expense Comparison" section below compares each Fund's current fees to fees the Fund will pay under the proposed fee structure.

Shareowners of each Fund should also consider the potential benefits to themselves if the Proposals are approved:

  If a Fund's assets grow as a result of having a less complex fee structure and therefore becoming more attractive to investors, shareowners may realize economies of scale due to a Fund's fixed costs (other than the advisory and administrative fee) being allocated across a larger asset base, which could lower average Fund expenses. Shareowners should note, however, that there is no guarantee such economies will be realized.
  If a Fund outperforms its benchmark, the advisory and administrative fee rate the Fund pays under the proposed fee structure could be lower than the advisory and administrative fee rate the Fund pays under the current Performance Fee Adjustment.
  The Performance Fee Adjustment can result in anomalous advisory and administrative fees being charged to the Funds. Under the structure of the Performance Fee Adjustment, if a Fund underperforms its benchmark or the overall market, but still outperforms the average 12-month total return of the funds in its Morningstar category, shareowners may pay a higher advisory and administrative fee &mbdash; potentially up to 0.70% for each Fund. The Adviser believes that it is in the best interests of each Fund and its shareowners to change the fee structure to a single fee rate that is more understandable and predictable.

The Board approved the Amendment with respect to each Fund at its meeting on September 13, 2022, and recommends that shareowners vote to approve the Amendment at the Meeting. The factors that the Board considered in approving the Amendment are set forth below under "Board Considerations Regarding Proposed Amendment." Shareowner approval of the Amendment is required under applicable law because under the proposed fee structure, a Fund could be subject to a higher investment advisory and administrative fee under certain circumstances. Accordingly, the Board recommended approval of the Amendment by shareowners.

Description of the Advisory Agreement

The Adviser has served as investment adviser to the Sextant Growth Fund since October 10, 1990, and the other Funds since their inception. The Advisory Agreement is dated September 25, 2018, for each of the Funds. The Advisory Agreement was initially and last approved by shareowners of each Fund at a special meeting held on September 24, 2018, in connection with the approval of a new advisory agreement for the Funds required as a result of certain anticipated changes in the ownership of the Adviser associated with a change of control of the Adviser. The Advisory Agreement has a current term through September 30, 2023. The Board, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Saturna Capital ("Independent Trustees"), last approved the continuation of the Advisory Agreement on September 13, 2022.

Under the Advisory Agreement, the Adviser is responsible for supervising the investment management of the cash and securities of each Fund, including placing all orders for the purchase and sale of securities of each Fund, and establishing, maintaining and trading in brokerage accounts for and in the name of a Fund, all in accordance with the 1940 Act and any rules thereunder, and the investment objectives, policies and restrictions of a Fund, under the supervision and oversight of the Board. The Adviser pays all of the expenses incurred by it in connection with its services provided to each Fund. Each Fund pays its expenses not assumed by Saturna Capital, which expenses shall include, without limitation, taxes, interest, brokerage commissions, compensation and expenses of Trustees, legal, accounting and auditing expenses, compliance officers, insurance premiums, custodian fees, the expense of issuing shares of a Fund under the federal securities laws and the regulatory authorities of the various states in which a Fund is authorized to offer shares, and the expense of preparing, printing and mailing financial reports, investment newsletters, notices and prospectuses for its existing shareowners.

The Advisory Agreement is subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority of the outstanding shares of each Fund, as defined in the 1940 Act. In either event, continuance of the Advisory Agreement must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. The Advisory Agreement may be terminated at any time, on not less than 60 days' written notice, without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting shares of the Fund, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. An amendment to the Advisory Agreement must be approved by a vote of the "majority of the outstanding voting securities" of a Fund.

Other than changing the date of effectiveness and the advisory and administrative fee rate for each Fund, the proposed Amendment does not make any changes to the current Advisory Agreement, Additionally, there are no differences in the Adviser's obligations to the Funds imposed by the Amendment. The form of Amendment is included as Appendix A to this Proxy Statement. Information about the Adviser is set forth below in the section entitled "Information About the Adviser."

Advisory and Administrative Fees and Other Fees

Under the Advisory Agreement with respect to each Fund, each Fund pays the Adviser a Base Fee, as compensation for portfolio management, advice and recommendations on securities to be purchased, held, or sold. The Base Fee also covers certain administrative services such as portfolio accounting, shareowner and financial reporting, shareowner servicing, and transfer agency services. The Base Fee is currently computed at the annual rate of 0.50% of each Fund's average daily net assets, paid monthly.

The Base Fee is subject to a Performance Fee Adjustment up or down depending on the investment performance of a Fund. The Base Fee may be adjusted upward or downward by up to 0.20%, depending on the investment performance of a Fund relative to the average 12-month total return of the funds in its Morningstar-specified benchmark identified below:

Sextant Growth Fund	Large Growth
Sextant International Fund	Foreign Large Growth
Sextant Core Fund	Allocation – 50% to 70% Equity
Sextant Short-Term Bond Fund	Short-Term Bond
Sextant Bond Income Fund	Long-Term Bond
Sextant Global High Income Fund	Global Allocation

For each month in which any Fund's total investment return (change in net asset value plus all distributions reinvested) for the one-year period through that month outperforms or underperforms the total return of a specified benchmark for that period by 1% or more but less than 2%, the Base Fee is adjusted by increasing or decreasing the Base Fee by the annual rate of 0.10% based on the Fund's average net assets over the performance period (one year). If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of 0.20%.

Sextant Funds Advisory and Administrative Fee Structure
Base Fee annual rate	Performance adjustment annual rate
	< 1% more or less than benchmark	1% and < 2% more or less than benchmark	2% or greater more or less than benchmark
0.50%	0.00%	+/- 0.10%	+/- 0.20%

Each class of shares of a Fund is subject to the same Base Fee. However, for the Sextant Growth Fund and the Sextant International Fund, advisory and administrative fees paid by Investor Shares (which are subject to a Rule 12b-1 Fee) and Z Shares may differ due to Performance Fee Adjustments, because the Performance Fee Adjustment is calculated based on the performance of each of the Investor Shares and the Z Shares.

Below are hypothetical examples of how the Performance Fee Adjustment would work (using annual rates for each Fund):

Sextant Growth Fund – Investor Shares

Fund Total Return	Morningstar Category Average 12-Month Total Return	Base Fee	Performance Fee Adjustment	Current Total Fee Rate	Proposed Total Fee Rate
10.00%	8.00%	0.50%	+0.20%	0.70%	0.50%
9.00%	8.00%	0.50%	+0.10%	0.60%	0.50%
8.00%	8.00%	0.50%	0.00%	0.50%	0.50%
7.00%	8.00%	0.50%	-0.10%	0.40%	0.50%
6.00%	8.00%	0.50%	-0.20%	0.30%	0.50%

Sextant Growth Fund – Z Shares

Fund Total Return	Morningstar Category Average 12-Month Total Return	Base Fee	Performance Fee Adjustment	Current Total Fee Rate	Proposed Total Fee Rate
10.00%	8.00%	0.50%	+0.20%	0.70%	0.50%
9.00%	8.00%	0.50%	+0.10%	0.60%	0.50%
8.00%	8.00%	0.50%	0.00%	0.50%	0.50%
7.00%	8.00%	0.50%	-0.10%	0.40%	0.50%
6.00%	8.00%	0.50%	-0.20%	0.30%	0.50%

Sextant International Fund – Investor Shares

Fund Total Return	Morningstar Category Average 12-Month Total Return	Base Fee	Performance Fee Adjustment	Current Total Fee Rate	Proposed Total Fee Rate
10.00%	8.00%	0.50%	+0.20%	0.70%	0.50%
9.00%	8.00%	0.50%	+0.10%	0.60%	0.50%
8.00%	8.00%	0.50%	0.00%	0.50%	0.50%
7.00%	8.00%	0.50%	-0.10%	0.40%	0.50%
6.00%	8.00%	0.50%	-0.20%	0.30%	0.50%

Sextant International Fund – Z Shares

Fund Total Return	Morningstar Category Average 12-Month Total Return	Base Fee	Performance Fee Adjustment	Current Total Fee Rate	Proposed Total Fee Rate
10.00%	8.00%	0.50%	+0.20%	0.70%	0.50%
9.00%	8.00%	0.50%	+0.10%	0.60%	0.50%
8.00%	8.00%	0.50%	0.00%	0.50%	0.50%
7.00%	8.00%	0.50%	-0.10%	0.40%	0.50%
6.00%	8.00%	0.50%	-0.20%	0.30%	0.50%

Sextant Core Fund

Fund Total Return	Morningstar Category Average 12-Month Total Return	Base Fee	Performance Fee Adjustment	Current Total Fee Rate	Proposed Total Fee Rate
10.00%	8.00%	0.50%	+0.20%	0.70%	0.50%
9.00%	8.00%	0.50%	+0.10%	0.60%	0.50%
8.00%	8.00%	0.50%	0.00%	0.50%	0.50%
7.00%	8.00%	0.50%	-0.10%	0.40%	0.50%
6.00%	8.00%	0.50%	-0.20%	0.30%	0.50%

Short-Term Bond Fund

Fund Total Return	Morningstar Category Average 12-Month Total Return	Base Fee	Performance Fee Adjustment	Current Total Fee Rate	Proposed Total Fee Rate
5.00%	3.00%	0.50%	+0.20%	0.70%	0.50%
4.00%	3.00%	0.50%	+0.10%	0.60%	0.50%
3.00%	3.00%	0.50%	0.00%	0.50%	0.50%
2.00%	3.00%	0.50%	-0.10%	0.40%	0.50%
1.00%	3.00%	0.50%	-0.20%	0.30%	0.50%

Sextant Bond Income Fund

Fund Total Return	Morningstar Category Average 12-Month Total Return	Base Fee	Performance Fee Adjustment	Current Total Fee Rate	Proposed Total Fee Rate
5.00%	3.00%	0.50%	+0.20%	0.70%	0.50%
4.00%	3.00%	0.50%	+0.10%	0.60%	0.50%
3.00%	3.00%	0.50%	0.00%	0.50%	0.50%
2.00%	3.00%	0.50%	-0.10%	0.40%	0.50%
1.00%	3.00%	0.50%	-0.20%	0.30%	0.50%

Sextant Global High Income Fund

Fund Total Return	Morningstar Category Average 12-Month Total Return	Base Fee	Performance Fee Adjustment	Current Total Fee Rate	Proposed Total Fee Rate
10.00%	8.00%	0.50%	+0.20%	0.70%	0.50%
9.00%	8.00%	0.50%	+0.10%	0.60%	0.50%
8.00%	8.00%	0.50%	0.00%	0.50%	0.50%
7.00%	8.00%	0.50%	-0.10%	0.40%	0.50%
6.00%	8.00%	0.50%	-0.20%	0.30%	0.50%

Because the Performance Fee Adjustment to the Base Fee is based on the comparative performance of a Fund and the average 12-month total return of the funds in its Morningstar category, the controlling factor with respect to a Performance Fee Adjustment is not whether a Fund's performance is positive or negative, but whether it is positive or negative more or less than the average 12-month total return of the funds in its Morningstar-specified benchmark. Moreover, the comparative investment performance of each Fund, and therefore the Performance Fee Adjustment to the Base Fee, is based solely on the one-year period through the most recent month-end, without regard to the cumulative performance over a longer or shorter period.

Advisory and Administrative Fees Paid To Saturna Capital¹
	Fiscal Year Ended November 30, 2021	Six-Month Period Ended May 31, 2022
Sextant Growth Fund	$205,174	$212,306
Sextant International Fund	344,285	243,680
Sextant Core Fund	65,578	45,953
Sextant Short-Term Bond Fund	38,838	14,024
Sextant Bond Income Fund	32,193	15,311
Sextant Global High Income Fund	21,278	18,573
¹ After performance adjustments and expense limitations

Expense Limitation Agreement

The Adviser and the Trust have entered into an Expense Limitation Agreement (the "Expense Limitation Agreement") under which the Adviser has agreed, until at least March 31, 2024, to waive its management fees and/or to reimburse other operating expenses paid by certain Funds, if necessary, to ensure that net annual operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the amounts set forth below for each Fund:

Sextant Growth Fund	N/A
Sextant International Fund	N/A
Sextant Core Fund	N/A
Sextant Short-Term Bond Fund	0.60%
Sextant Bond Income Fund	0.65%
Sextant Global High Income Fund	0.75%

This Expense Limitation Agreement may be changed or terminated only with the approval of the Board.

For the fiscal year ended November 30, 2021, the Adviser reimbursed additional expenses of the Sextant Short-Term Bond, Sextant Bond Income, and Sextant Global High Income Funds such that their net operating expense ratios were 0.59%, 0.53%, and 0.69%, respectively.

Under the terms of the Expense Limitation Agreement, the Adviser may not recover from a Fund any management fee waivers and expense reimbursements after such fee waivers or expenses were incurred. The Expense Limitation Agreement will remain in place through March 31, 2024 regardless of the outcome of the shareowner vote. There is no assurance that any fee waiver or expense reimbursement will continue beyond March 31, 2024. During the fiscal year ended November 30, 2021, and the six-month period ended May 31, 2022, the Adviser waived its management fee and reimbursed Fund operating expenses as follows:

For the fiscal year ended November 30, 2021	Adviser Fees (Gross)	Adviser Fees Waived	Expense Reimbursement
Sextant Growth Fund	$205,174	$-	$-
Sextant International Fund	$344,285	$-	$-
Sextant Core Fund	$65,578	$-	$-
Sextant Short-Term Bond Fund	$46,539	$(7,701)	$-
Sextant Bond Income Fund	$38,903	$(6,710)	$-
Sextant Global High Income Fund	$28,396	$(7,118)	$-

For the six-month period ended May 31, 2022	Adviser Fees (Gross)	Adviser Fees Waived	Expense Reimbursement
Sextant Growth Fund	$212,306	$-	$-
Sextant International Fund	$243,680	$-	$-
Sextant Core Fund	$45,953	$-	$-
Sextant Short-Term Bond Fund	$27,413	$(13,389)	$-
Sextant Bond Income Fund	$28,694	$(13,383)	$-
Sextant Global High Income Fund	$26,973	$(8,400)	$-

Rule 12b-1 Fees

Sextant Growth Fund Investor Shares and Sextant International Fund Investor Shares have distribution plans under Rule 12b-1 that allow each Fund to pay distribution and other costs for the sale of Investor Shares and shareowner services. Under the plan, Investor Shares of Sextant Growth and International Funds pay 0.25% annually of their average daily net assets to the distributor, Saturna Brokerage Services, Inc. ("Saturna Brokerage Services"), a wholly-owned subsidiary of Saturna Capital. Because these costs are paid out of Investor Share net assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than paying other types of sales charges. Z Shares (and shares of Funds that do not participate in the 12b-1 distribution plan) are not subject to an annual distribution fee and, consequently, holders of these shares may not receive the same types or levels of services from financial intermediaries. No Trustee who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the plan or related agreements, but Mrs. Jane K. Carten (the President and majority owner of Saturna Capital's voting common stock) and other employees of Saturna Capital may be considered to receive indirect financial benefits from the operation of the plan insofar as the plan grows Trust assets and pays fees to Saturna Capital.

During the fiscal year ended November 30, 2021, the Trust paid the distributor $137,289. During the six-month period ended May 31, 2022, the Trust paid the distributor $57,633. The distributor spent the following amounts on these principal activities:

	Fiscal year ended 11/30/21	Six-month period ended 5/31/22
Advertising:	$0	$0
Printing and mailing of prospectuses to other than current shareowners:	$0	$0
Compensation to underwriters:	$0	$0
Compensation to broker-dealers:	$137,289	$57,633
Compensation to sales personnel:	$0	$0
Interest, carrying, or other financing charges:	$0	$0

The table below shows the amount paid by each Fund during the prior three fiscal years ended November 30, as well as the six-month period ended May 31, 2022.

12b-1 Fees
	Six-month period ended 5/31/22	2021	2020	2019
Sextant Growth Fund Investor Shares	$7,299	$14,306	$11,519	$9,850
Sextant Growth Fund Z Shares	n/a	n/a	n/a	n/a
Sextant International Fund Investor Shares	$50,334	$122,984	$134,548	$148,607
Sextant International Fund Z Shares	n/a	n/a	n/a	n/a
Sextant Core Fund	n/a	n/a	n/a	n/a
Sextant Short-Term Bond Fund	n/a	n/a	n/a	n/a
Sextant Bond Income Fund	n/a	n/a	n/a	n/a
Sextant Global High Income Fund	n/a	n/a	n/a	n/a

Shareowner Services

Under the Advisory Agreement, Saturna Capital also provides services as the transfer agent, shareowner servicing agent, and dividend-paying agent for the Funds. As transfer agent, Saturna Capital furnishes to each shareowner a confirmation after each transaction, a historical statement quarterly and annually showing all transactions during the respective periods, and Form 1099 tax forms. Saturna Capital also, on behalf of the Funds, responds to shareowners' questions and correspondence. Furthermore, the transfer agent regularly furnishes the Funds with current shareowner lists and information necessary to keep the shares in balance with the Funds' records. The transfer agent (or its agents) performs the mailing of all financial statements, notices, prospectuses, and summary prospectuses to shareowners. These transfer agent services are included in the advisory and administrative fee.

Saturna Trust Company, a separate wholly-owned subsidiary of Saturna Capital, receives compensation for maintaining records of contributions, disbursements, and assets as required for IRAs and qualified retirement accounts that invest in the Funds. An annual fee of $10 per fund account for retirement plan services is paid by the Funds to Saturna Trust Company.

The Retirement Plan Custodial Fees table shows the amounts the Funds paid to Saturna Trust Company as retirement plan custodian for the three most recent fiscal years ended November 30, as well as the six-month period ended May 31, 2022.

Retirement Plan Custodial Fees
	Six-month period ended 5/31/22	2021	2020	2019
Sextant Growth Fund Investor Shares	$-	$79	$7	$9
Sextant Growth Fund Z Shares	$2,930	$8,786	8,369	7,299
Sextant International Fund Investor Shares	$16	282	18	9
Sextant International Fund Z Shares	$2,186	5,750	5,751	4,200
Sextant Core Fund	$1,383	3,627	3,654	3,068
Sextant Short-Term Bond Fund	$1,179	3,591	3,650	3,477
Sextant Bond Income Fund	$1,012	3,086	3,181	2,753
Sextant Global High Income Fund	$839	1,997	2,130	1,709

Revenue Sharing

Shares of the Funds may be purchased and sold through intermediaries, such as broker-dealers, financial advisers, and retirement plan administrators (collectively, "intermediaries"), having agreements with the Funds to allow such purchases and sales. These intermediaries may require the Adviser/distributor to the Funds to share revenues to compensate the intermediaries for their services in connection with the sale and/or distribution of a Fund's shares or the retention and/or servicing of fund shareowners. Any such payments could be characterized as "revenue sharing." An intermediary's receipt or expectation of receipt of revenue sharing payments could influence an intermediary's recommendation of the Funds, as it may create an incentive for the intermediary or its employees to recommend or sell shares of the Funds to investors. If you have purchased shares of a Fund through an intermediary, please contact your intermediary to learn more about any payments.

The Adviser spent an additional $176,076 out of its own resources and not as an additional charge to any Fund during the fiscal year ended November 30, 2021, and $83,698 during the six-month period ended May 31, 2022.

*       *       *

The Adviser and the affiliates described above will continue to provide the services described above after the proposed Amendment is approved, except that the amount of the advisory and administrative fee will be changed as discussed in this Proxy Statement.

Description of Proposed Amendment

The Amendment makes no changes to the Advisory Agreement, other than changing the date of effectiveness and the advisory and administrative fee rate for each Fund (as described above). Additionally, there are no differences in the Adviser's obligations to the Funds imposed by the Amendment. The investment objectives, strategies, and risks for each Fund under the Amendment will be the same as the investment objectives, strategies, and risks under the current Advisory Agreement.

The proposed Amendment will be effective with respect to a Fund only after shareowner approval. The proposed Amendment's initial term will commence on March 30, 2023 and last until the expiration of the current term of the Advisory Agreement on September 30, 2023 and will continue in effect for successive one-year periods thereafter if its continuance is approved, on behalf of the Funds, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

The proposed fee rates under the proposed Amendment are as follows:

Fund	Fee Rate
Sextant Growth Fund	0.50%
Sextant International Fund	0.50%
Sextant Core Fund	0.50%
Sextant Short-Term Bond Fund	0.50%
Sextant Bond Income Fund	0.50%
Sextant Global High Income Fund	0.50%

Proposals 1 through 6 are contingent upon one another. Accordingly, the Amendment for any Fund will only become effective if shareowners of each Fund have approved their respective Proposals. If any of Proposals 1 through 6 is not approved by shareowners of the respective Fund, then the Amendment will not go into effect for any Fund, and the existing Advisory Agreement and Performance Fee Adjustment will remain in effect for all of the Funds.

Fee and Expense Comparison

The following Annual Fund Operating Expenses tables and expense Examples below are provided to assist shareowners in understanding and comparing the fees and expenses of buying and holding shares of each Fund under the current Advisory Agreement in effect with the fees and expenses after the Amendment. The Annual Fund Operating Expenses tables provide a comparison of each Fund's Annual Fund Operating Expenses based on total Annual Fund Operating Expenses for the fiscal year ended November 30, 2021, as well as the six-month period ended May 31, 2022, and pro forma Annual Fund Operating Expenses showing the expenses as of May 31, 2022 adjusted for the change in the advisory and administrative fee effected by the Amendment.

Sextant Growth Fund – Investor Shares

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fiscal Year Ended 11/30/21	Six-Month Period Ended 5/31/22	Pro Forma (as of 5/31/22)
Management Fees	0.32%	0.67%	0.50%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.17%	0.22%	0.22%
Total Annual Fund Operating Expenses	0.74%	1.14%	0.97%

Sextant Growth Fund – Z Shares

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fiscal Year Ended 11/30/21	Six-Month Period Ended 5/31/22	Pro Forma (as of 5/31/22)
Management Fees	0.32%	0.67%	0.50%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.19%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.51%	0.91%	0.74%

Sextant International Fund – Investor Shares

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fiscal Year Ended 11/30/21	Six-Month Period Ended 5/31/22	Pro Forma (as of 5/31/22)
Management Fees	0.43%	0.73%	0.50%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.25%	0.26%	0.26%
Total Annual Fund Operating Expenses	0.93%	1.24%	1.01%

Sextant International Fund – Z Shares

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fiscal Year Ended 11/30/21	Six-Month Period Ended 5/31/22	Pro Forma (as of 5/31/22)
Management Fees	0.43%	0.73%	0.50%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.29%	0.26%	0.26%
Total Annual Fund Operating Expenses	0.72%	0.99%	0.76%

Sextant Core Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fiscal Year Ended 11/30/21	Six-Month Period Ended 5/31/22	Pro Forma (as of 5/31/22)
Management Fees	0.33%	0.48%	0.50%
Other Expenses	0.24%	0.32%	0.32%
Total Annual Fund Operating Expenses	0.57%	0.80%	0.82%

Sextant Short-Term Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fiscal Year Ended 11/30/21	Six-Month Period Ended 5/31/22	Pro Forma (as of 5/31/22)
Management Fees	0.38%	0.47%	0.50%
Other Expenses	0.28%	0.36%	0.36%
Total Annual Fund Operating Expenses	0.66%	0.83%	0.86%
Fee Waiver and Expense Reimbursement	-0.06%	-0.23%	-0.26%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.60%	0.60%	0.60%

The Adviser has committed through March 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the net operating expense ratio of 0.60%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Sextant Bond Income Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fiscal Year Ended 11/30/21	Six-Month Period Ended 5/31/22	Pro Forma (as of 5/31/22)
Management Fees	0.30%	0.50%	0.50%
Other Expenses	0.28%	0.39%	0.39%
Total Annual Fund Operating Expenses	0.58%	0.89%	0.89%
Fee Waiver and Expense Reimbursement	0.00%	-0.24%	-0.24%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.58%	0.65%	0.65%

The Adviser has committed through March 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the net operating expense ratio of 0.65%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Sextant Global High Income Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Fiscal Year Ended 11/30/21	Six-Month Period Ended 5/31/22	Pro Forma (as of 5/31/22)
Management Fees	0.32%	0.56%	0.50%
Other Expenses	0.46%	0.37%	0.37%
Total Annual Fund Operating Expenses	0.78%	0.93%	0.87%
Fee Waiver and Expense Reimbursement	-0.03%	-0.18%	-0.12%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.75%	0.75%	0.75%

The Adviser has committed through March 31, 2024, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

The following Examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same, and do not reflect the expense limitation agreement for the Sextant Short-Term Bond Fund, Sextant Bond Income Fund and Sextant Global High Income Fund. Although your actual costs may be higher or lower, based on these assumptions, you would pay the following expenses whether or not you redeemed your shares at the end of each period:

		1 Year	3 Years	5 Years	10 Years
Sextant Growth Fund Investor Shares	Fiscal Year Ended 11/30/21	$76	$237	$411	$918
	Six-Month Period Ended 5/31/22	$116	$362	$628	$1,386
	Pro Forma (as of 5/31/22)	$99	$309	$536	$1,190
Sextant Growth Fund Z Shares	Fiscal Year Ended 11/30/21	$52	$164	$285	$640
	Six-Month Period Ended 5/31/22	$93	$290	$504	$1,120
	Pro Forma (as of 5/31/22)	$76	$237	$411	$918
Sextant International Fund Investor Shares	Fiscal Year Ended 11/30/21	$95	$296	$515	$1,143
	Six-Month Period Ended 5/31/22	$126	$393	$681	$1,500
	Pro Forma (as of 5/31/22)	$103	$322	$558	$1,236
Sextant International Fund Z Shares	Fiscal Year Ended 11/30/21	$74	$230	$401	$894
	Six-Month Period Ended 5/31/22	$101	$315	$547	$1,213
	Pro Forma (as of 5/31/22)	$78	$243	$422	$942
Sextant Core Fund	Fiscal Year Ended 11/30/21	$58	$182	$317	$710
	Six-Month Period Ended 5/31/22	$82	$255	$444	$990
	Pro Forma (as of 5/31/22)	$84	$262	$455	$1,014
Sextant Short-Term Bond Fund	Fiscal Year Ended 11/30/21	$67	$210	$366	$819
	Six-Month Period Ended 5/31/22	$85	$265	$460	$1,025
	Pro Forma (as of 5/31/22)	$88	$274	$477	$1,061

		1 Year	3 Years	5 Years	10 Years
Sextant Bond Income Fund	Fiscal Year Ended 11/30/21	$59	$186	$325	$728
	Six-Month Period Ended 5/31/22	$91	$284	$493	$1,096
	Pro Forma (as of 5/31/22)	$91	$284	$493	$1,096
Sextant Global High Income Fund	Fiscal Year Ended 11/30/21	$79	$248	$431	$961
	Six-Month Period Ended 5/31/22	$95	$296	$515	$1,143
	Pro Forma (as of 5/31/22)	$89	$278	$482	$1,073

The tables below compare the actual advisory and administrative fees paid to the Adviser for each Fund for the fiscal year ended November 30, 2021, and the six-month period ended May 31, 2022, to a hypothetical example of the amount of fees that would have been paid during the relevant period had the Amendment been in effect, and also show the percentage difference between the actual and pro forma values. The fees below reflect the advisory and administrative fees after performance adjustments and expense limitations, if applicable.

For the fiscal year ended November 30, 2021
Fund	Advisory and Administrative Fees Paid, Net of Waivers	Pro Forma Advisory and Administrative Fees Based on the Proposed Amendment, Net of Waivers	Percentage Difference between Actual and Proposed Advisory and Administrative Fees
Sextant Growth Fund	$205,174	$317,934	55.0%
Sextant International Fund	$344,285	$395,541	14.9%
Sextant Core Fund	$65,578	$98,267	49.8%
Sextant Short-Term Bond Fund	$38,838	$53,796	38.5%
Sextant Bond Income Fund	$32,193	$58,018	80.2%
Sextant Global High Income Fund	$21,278	$37,870	78.0%

For the six-month period ended May 31, 2022
Fund	Advisory and Administrative Fees Paid, Net of Waivers	Pro Forma Advisory and Administrative Fees Based on the Proposed Amendment, Net of Waivers	Percentage Difference between Actual and Proposed Advisory and Administrative Fees
Sextant Growth Fund	$212,306	$147,130	-30.7%
Sextant International Fund	$243,680	$154,704	-36.5%
Sextant Core Fund	$45,953	$47,621	3.6%
Sextant Short-Term Bond Fund	$14,024	$16,071	14.6%
Sextant Bond Income Fund	$15,311	$13,432	-12.3%
Sextant Global High Income Fund	$18,573	$13,867	-25.3%

As reflected in the tables above, the actual advisory and administrative fees paid to the Adviser for each Fund for the fiscal year ended November 30, 2021, and the six-month period ended May 31, 2022, would have been lower for some Funds and higher for other Funds had the proposed single fee rate structure been in place during the past fiscal year, as compared to the performance fee structure during the same period.

However, because the current performance fee for each Fund is tied to the Fund's performance and because it is impossible to predict future performance, the Adviser cannot determine, if the Proposals are approved, whether the advisory and administrative fee for each Fund will be higher, lower, or the same as the advisory and administrative fee paid by that Fund under the current performance fee structure.

The form of the proposed Amendment, which was approved by the Board, including by a majority of the Independent Trustees, is included in the Proxy Statement in Exhibit A, along with the current Agreement.

Information About the Adviser

Saturna Capital is a Washington State Corporation having its main office located at 1300 N State St, Bellingham, Washington 98225. Saturna Capital is the Investment Adviser and Administrator for the Funds, and is also the Funds' transfer agent and shareowner servicing agent. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and acts as an investment adviser to mutual funds, individuals, trusts charities, corporations and retirement plans.

As of the date of this Proxy Statement, Jane K. Carten, president of the Adviser, is a control person of the Adviser, through her ownership of 259,703 (approximately 52%) of the 500,000 common (voting) shares outstanding. Mrs. Carten also owns 90,537 (approximately 3%) of the 2,978,726 Class A (non-voting) shares outstanding. Nicholas F. Kaiser, chairman of Saturna Capital, is also a control person of the Adviser, through his ownership of 203,817 (approximately 41%) of the 500,000 common (voting) shares outstanding, and has the second largest voting ownership percentage of the Adviser. Mr. Kaiser also owns 844,617 (approximately 28%) of the 2,978,726 Class A (non-voting) shares outstanding.

The Adviser does not advise any other funds that pursue investment objectives similar to those of the Funds.

Current Officers and Directors of the Adviser

The chart below indicates the current officers and directors of the Adviser as of the close of business on the Record Date. The address of each officer is 1300 N. State St, Bellingham, Washington 98225.

Name of Officers/Directors	Position(s) Held with Adviser
Jane K. Carten	Executive Director, President, Chief Executive Officer
Elliot Cohen	Chief Legal Officer
Christopher R. Fankhauser	Executive Director, Chief Operations Officer
Kalen M. Hanna	Executive Director, Chief Financial Officer, Treasurer
Nicholas F. Kaiser	Chairman
Charles R. Lecocq	Independent Director
Michael E. Lewis	Chief Compliance Officer
Phelps S. McIlvaine	Independent Director
Dennis R. Murphy	Independent Director
Monem A. Salam	Executive Director, Executive Vice President
Jacob A. Stewart	Anti-Money Laundering Officer

Affiliated Broker

When consistent with the Adviser's best execution responsibilities, brokerage may be directed to Saturna Brokerage Services, a wholly-owned subsidiary of the Adviser, which engages in a discount brokerage business. Saturna Brokerage Services currently executes portfolio transactions for the Trust for free (no commissions). Transactions effected through other brokers are subject to commissions payable to that broker.

The table below contains the commissions each Fund paid Saturna Brokerage for the fiscal year ended November 30, 2021, and the six-month period ended May 31, 2022. The Trustees review brokerage activity in detail at each regular quarterly meeting.

Commissions Paid To Saturna Brokerage Services
Fund	Fiscal Year ended November 30, 2021	% of 2021 aggregate brokerage commissions paid Saturna Brokerage	% of 2021 aggregate dollar amount of transactions involving the payment of commissions through Saturna Brokerage
Sextant Growth Fund	$0	0%	0%
Sextant International Fund	$0	0%	0%
Sextant Core Fund	$0	0%	0%
Sextant Short-Term Bond Fund	$0	0%	0%
Sextant Bond Income Fund	$0	0%	0%
Sextant Global High Income Fund	$0	0%	0%

Commissions Paid To Saturna Brokerage Services
Fund	Six-Month Period ended May 31, 2022	% of 2022 aggregate brokerage commissions paid Saturna Brokerage	% of 2022 aggregate dollar amount of transactions involving the payment of commissions through Saturna Brokerage
Sextant Growth Fund	$0	0%	0%
Sextant International Fund	$0	0%	0%
Sextant Core Fund	$0	0%	0%
Sextant Short-Term Bond Fund	$0	0%	0%
Sextant Bond Income Fund	$0	0%	0%
Sextant Global High Income Fund	$0	0%	0%

Board Considerations Regarding Amendment

During their meeting of September 13, 2022, the Trustees of Saturna Investment Trust, including the Independent Trustees, discussed the renewal of the current Advisory Agreement with the Trust, on behalf of each of the Funds, and Saturna Capital, and the proposed Amendment to implement a single advisory and administrative fee rate based on a Fund's average daily net assets and eliminate the current Performance Fee Adjustment. The Adviser cited the following reasons for its recommendation to approve the Amendment:

  The Performance Fee Adjustment structure has failed to increase investor demand and attract significant assets for the Funds, making it more difficult for them to realize economies of scale. The Adviser also noted that the Performance Fee Adjustment structure also is not in line with that of peer funds.
  The methodology used to calculate the Performance Fee Adjustment is complex, preventing the Funds from being more competitive in the mutual fund marketplace because it is more difficult to educate investors and their financial intermediaries about investing in complex products. The Amendment is intended to make the fee structure of each Fund less complicated and more understandable to investors and their investment advisers.
  The performance-based fee structure creates uncertainty for investors in reasonably predicting Fund expenses, due to fluctuations in advisory and administrative fees and total expense ratios that can result from fund performance fluctuations.
  Saturna Capital believes that the changes would increase the competitiveness and marketability of the Funds and thus create the potential to grow overall assets. If the Funds' assets grow, Saturna Capital could receive more in advisory and administrative fees, because the overall average daily net assets on which it will collect advisory and administrative fees will be greater. If Fund assets grow, shareowners may realize economies of scale due to a Fund's fixed costs (other than the advisory and administrative fee) being allocated across a larger asset base, which could lower average Fund expenses; however, there is no guarantee that such economies will be realized.

At the recommendation of Saturna Capital, the Board, including a majority of the Independent Trustees, approved the renewal of the Agreement, and the proposed Amendment to the Agreement, between the Adviser and the Trust, on behalf of each Fund. The Board, including a majority of the Independent Trustees, recommends approval of the Amendment by shareowners of each Fund.

The Board and the Independent Trustees determined that the information received and the basis for the renewal of the Advisory Agreement also would support the Board's approval of the proposed Amendment; these considerations included materials received by the Board in connection with the proposed change in fee structure as reflected in the proposed Amendment. In considering the renewal of the Agreement and the approval of the Amendment, the Board, including the Independent Trustees, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, expenses and fees, the profitability of Saturna Capital, the potential for economies of scale that may be shared with each Fund and its shareowners as each Fund's assets grow, and any other benefits derived by Saturna Capital from its relationship with the Funds.

With respect to the Amendment, the Trustees also considered that the only changes that the Amendment makes to the current Agreement are (i) the elimination of the Performance Fee Adjustment and adoption of a more conventional single advisory and administrative fee rate based on each Fund's average daily net assets, and (ii) updating the date of effectiveness. The Trustees further considered that, to the extent Saturna Capital receives more in advisory and administrative fees as a result of the Amendment, Mr. Kaiser and Mrs. Carten would benefit as a result of their ownership interest in Saturna Capital.

The Trustees considered that the Funds will not bear the expenses related to the above-referenced changes, including the expenses relating to the Special Meeting and the preparation, printing and mailing of the proxy materials and all related solicitations.

In their deliberations, the Trustees did not identify any single factor which alone was responsible for the decision to approve the Agreement and the Amendment, and each Trustee may have given different weights to different factors, and, thus, each Trustee may have had a different basis for his or her decision.

The Trustees considered Saturna Capital's specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the Funds' portfolio managers and other key personnel at Saturna Capital. The Trustees discussed Saturna Capital's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — all in addition to investment management. The Trustees took into consideration Saturna Capital's continued avoidance of significant operational and compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital's efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Funds. They considered Saturna Capital's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including each Fund's average annual total returns relative to its benchmark for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, ended July 31, 2022. The Trustees also considered comparative information from Morningstar, which provides independent analysis of mutual fund data and, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund's performance relative to the Fund's Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, ended July 31, 2022. The Trustees also considered each Fund's Morningstar performance rankings (one through five stars) and noted the sustainability ratings assigned to some of the Funds by Morningstar. The Trustees noted that the short-term performance of the Sextant International Fund was in the first quartile for its Morningstar category for the one-year period, medium-term performance was in the third and first quartiles for the respective three- and five-year periods, and long-term performance was in the third and first quartiles for the respective ten- and fifteen-year periods. The Trustees noted that the short-term performance of the Sextant Growth Fund was in the first quartile for its Morningstar category for the one-year period, medium-term performance was in the second and first quartiles for the respective three- and five-year periods, and long-term performance was in the third and fourth quartiles for the respective ten- and fifteen-year periods. The Trustees noted that the short-term performance of the Sextant Short-Term Bond Fund was in the first quartile for its Morningstar category for the one-year period, medium-term performance was in the third and fourth quartiles for the respective three- and five-year periods, and long-term performance was in the fourth quartile for the ten- and fifteen-year periods. The Trustees noted that the short-term performance of the Sextant Bond Income Fund was in the first quartile for its Morningstar category for the one-year period, medium-term performance was in the second and fourth quartiles for the respective three- and five-year periods, and long-term performance was in the fourth quartile for the ten- and fifteen-year periods. The Trustees noted that the short-term performance of the Sextant Core Fund was in the first quartile for its Morningstar category for the one-year period, medium-term performance was in the third and second quartiles for the respective three- and five-year periods, and long-term performance was in the fourth quartile for the ten- and fifteen-year periods. The Trustees noted that the short-term performance of the Sextant Global High Income Fund was in the second quartile for its Morningstar category for the one-year period, and medium- and longer-term performance was in the fourth quartile for the three-, five-, and ten-year periods.

The Trustees also considered each Fund's Morningstar performance ranking (one through five stars), noting that the overall Morningstar rating for the Sextant International Fund was four stars, Sextant Growth and Sextant Core Funds were both rated three stars, and Sextant Sort-Term Bond, Sextant Bond Income, and Sextant Global High Income were each rated two stars.

The Trustees noted the generally risk-averse investment style of the Funds and other factors which can affect each Fund's performance relative to its broader Morningstar category. The Trustees also noted certain differences between each Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage each Fund in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna Capital's focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds compiled by Saturna Capital with similar investment objectives and strategies. The Trustees considered these comparative performance and expense data, along with the comparative data published by Morningstar and each Fund's performance relative to its benchmark, to evaluate each Fund's performance over near-term and long-term time periods, as applicable. The Trustees evaluated the performance fee structure of the advisory and administrative fee under the current Agreement, noting that, if approved by the Trustees and by shareowners, the Amendment would replace the performance fee structure with a single advisory and administrative fee rate based on a Fund's average daily net assets.

The Trustees also reviewed the fees and expenses of each Fund, including comparative data on fees and expenses published by Morningstar, and considered the components of the Funds' operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources. The Trustees recognized that Saturna Capital's efforts help make the Funds more widely available and less expensive than would otherwise be the case without Saturna Capital's efforts.

The Trustees recognized that each Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital's commitment to continue operating the Funds and the costs undertaken by Saturna Capital. The Trustees considered Saturna

Capital's representation that, if approved, the changes reflected in the Amendment would create the potential to grow the Funds' overall assets, which potentially could benefit the Funds' shareowners due to economies of scale due to a Fund's fixed costs (other than the advisory and administrative fee) being allocated across a larger asset base, which could lower average Fund expenses. The Trustees considered that the proposed single advisory and administrative fee rate for each Fund in the Amendment does not reflect economies of scale for the benefit of the Funds' shareowners.

The Trustees reviewed Saturna Capital's financial information and discussed the issue of Saturna Capital's profitability, or lack thereof, as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital's profitability as part of their evaluation of whether each Fund's advisory and administrative fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services. The Trustees recognized that profitability information in future years would differ from that reviewed previously as a result of the elimination of the Performance Fee Adjustment. The Trustees noted that, due to the elimination of the Performance Fee Adjustment, in the event that the Amendment is approved by shareowners, profitability would no longer be directly affected by investment performance relative to the average 12-month total return of the funds in a Fund's Morningstar category.

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Funds, including investment advisory and administrative services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

In considering the Amendment, the Trustees considered the current advisory and administrative fee rate paid by a Fund to Saturna Capital under the Agreement and the proposed advisory and administrative fee rate payable by a Fund to Saturna Capital pursuant to the Amendment. With respect to the proposed elimination of the Performance Fee Adjustment and the implementation of a single advisory and administrative fee rate as provided in the Amendment, the Trustees considered the pro forma total expense ratio of each Fund and its share classes in comparison to the average total expense ratio of the funds in its Morningstar category for various periods. In doing so, the Trustees considered that the Funds' pro forma total expense ratios were higher than their respective Morningstar category averages in certain years and lower in others.

The Trustees considered potential benefits to Saturna Capital's other business lines from acting as investment adviser to the Funds, but also recognized that Saturna Capital's other business lines also potentially benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios. The Trustees considered whether there are other potential benefits to Saturna Capital in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna Capital's receipt of advisory and administrative fees and the fact that Saturna Brokerage Services, a wholly owned subsidiary of Saturna Capital, receives distribution and shareowner services fees under Rule 12b-1, which it would not otherwise receive if Saturna Capital did not serve as the investment manager for the Funds. The Trustees also noted that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded based on their business judgement that the fees paid by each Fund to Saturna Capital were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory and administrative fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Fund. Following this discussion, the Trustees, including the Independent Trustees, unanimously agreed to renew each Fund's Agreement with Saturna Capital, and to approve the Amendment.

REQUIRED VOTE

Each of Proposals 1-6 requires approval by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable Fund when a quorum is present. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the shares present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1-6.

PROPOSALS 7a-7f

Affected: Sextant Growth Fund, Sextant International Fund, Sextant Core Fund, Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Yield Fund

TO APPROVE THE ADJOURNMENT OF THE MEETING TO PROVIDE ADDITIONAL TIME TO SOLICIT PROXIES FOR APPROVAL OF PROPOSALS 1-6

Proposal 7a

Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 1.

Proposal 7b

Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 2.

Proposal 7c

Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 3.

Proposal 7d

Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 4.

Proposal 7e

Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 5.

Proposal 7f

Approval of the adjournment of the Meeting to provide additional time to solicit proxies for approval of Proposal 6.

Description of the Proposals

If a sufficient number of shares of a Fund are not represented at the Meeting in person or by proxy to approve any of Proposals 1-6, we may propose to adjourn the Meeting to allow additional time to solicit additional proxies voting in favor of approval of the respective Proposal. We currently do not intend to propose adjournment at the Meeting if there is a quorum present and there are sufficient votes to approve Proposals 1-6.

REQUIRED VOTE

Each of Proposals 7a-7f must be approved by the affirmative vote of a majority of the total number of shares present in person or by proxy at the Meeting that are cast on Proposals 7a-7f.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE
"FOR" EACH OF PROPOSALS 7a-7f IF SUBMITTED TO SHAREOWNERS
FOR A VOTE AT THE MEETING.

Interest of Certain Persons in the Proposals

Mr. Kaiser and Mrs. Carten own shares of the Funds directly. In addition, as noted above, each of Mr. Kaiser and Mrs. Carten is a control person of Saturna Capital, which also owns shares of the Funds. The beneficial ownership of the Funds by Mr. Kaiser, Mrs. Carten, and Saturna Capital as of November 21, 2022 is set forth in the table below:

Funds	Nick Kaiser	Jane Carten	Saturna Capital (and Affiliates)
Sextant Growth Fund Z Shares	3.08%	0.61%	7.03%
Sextant Growth Fund Investor Shares	0.00%	0.52%	0.00%
Sextant International Fund Z Shares	1.88%	0.13%	13.10%
Sextant International Fund Investor Shares	0.00%	0.00%	0.00%
Sextant Core Fund	4.62%	0.58%	9.65%
Sextant Short-Term Bond Fund	3.54%	0.00%	28.73%
Sextant Bond Income Fund	4.26%	0.00%¹	25.87%
Sextant Global High Income Fund	10.74%	0.28%	31.69%

¹ Amount is less than 0.01%

Because of their ownership interest in Saturna Capital, and because Saturna Capital will be paid a management fee pursuant to the Amendment, Mr. Kaiser and Mrs. Carten may have an interest in the Amendment. In particular, as noted above, if the Funds' assets grow as a result of having a less complex fee structure and therefore becoming more attractive to investors, the Adviser will receive more in advisory and administrative fees, because the overall average daily net assets on which the Adviser will collect the advisory and administrative fee will be greater. In addition, if a Fund underperforms its benchmark, the advisory and administrative fee rate the Fund pays under the proposed fee structure could be higher than the advisory and administrative fee rate the Fund pays under the current Performance Fee Adjustment.

Mr. Kaiser's and Mrs. Carten's ownership of the Funds and control of Saturna Capital, which also owns shares of the Funds, could enable them to significantly influence the outcome of a shareowner meeting. Furthermore, a shareowner who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Saturna Capital is presumed to "control" each of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. Control of a Fund may affect other shareowners. For instance, a control person may have effective voting control over a Fund.

In order to avoid any conflict of interest with respect to the approval of the Proposals, the shares of each applicable Fund beneficially owned by Mr. Kaiser, Mrs. Carten, and Saturna Capital will be counted for the purposes of establishing a quorum for that Fund at the Special Meeting, but will be voted in the same proportion as the other shares cast for that Fund. This process is sometimes referred to as "mirror voting."

The chart below indicates the current officers of the Trust as of the close of business on the Record Date. The address of each officer is 1300 N. State St, Bellingham, Washington 98225. The chart below also indicates any positions these officers may hold with Saturna Capital. In addition, certain officers own non-voting shares of Saturna Capital, and all Saturna Capital employees are eligible for a stock option plan. As owners of shares and/or stock options, these officers may benefit from any increase in Saturna Capital's value per share that might result from its operations or profits. They may also receive dividends on shares of Saturna Capital. Because of their positions and/or ownership, and because Saturna Capital will be paid a management fee pursuant to the Amendment, each officer of the Trust who is also an officer, employee, director, general partner or stockholder of Saturna Capital may have an interest in the Amendment.

Name of Fund Officers and Directors	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Jane K. Carten	President, Trustee (since 2017)	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services
Elliot S. Cohen	Secretary (since 2022)	Chief Legal Officer, Saturna Capital Corporation Former Associate General Counsel for Russell Investments
Christopher R. Fankhauser	Treasurer (since 2002)

Chief Operations Officer,
Saturna Capital Corporation

Vice President and Chief Opera-tions Officer,
Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer,
Saturna Trust Company

Bryce R. Fegley	Vice President (since 2020)	Portfolio Manager and Senior Investment Analyst, Saturna Capital
Michael E. Lewis	Chief Compliance Officer (since 2012)	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds
Jacob A. Stewart	Anti-Money Laundering Officer (since 2015)	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company

In addition, certain of the Trustees and officers of the Trust are beneficial owners of certain of the Funds. Exhibit C sets forth the Trustees' and Officers' holdings when they total more than 1% of shares. Each of the Trustees and officers (other than Mrs. Carten) who own shares of a Fund intends to vote the proxies for the shares owned in favor of the applicable Proposal, in accordance with the view of the Board that each Proposal is in the best interest of the applicable Fund's shareowners. Mrs. Carten, who is a Trustee and officer of the Trust, will vote the shares she beneficially owns in the same proportion as other shareowners, as discussed above.

Other Matters

Shareowner Proposals

The Trust is not required to, and does not intend to hold annual Meetings of shareowners, except under certain limited circumstances. The Board does not believe a formal process for shareowners to send communications to the Board is appropriate due to the infrequency of shareowner communications to the Board. The Trust has not received any shareowner proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareowner proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular Meeting. Under these rules, proposals submitted for inclusion in a Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareowner proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. If other business properly comes before the Meeting, the proxies will vote thereon in their discretion. Annual Meetings of shareowners of each Fund are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareowner Meeting. Any shareowner proposal should be sent to Elliot S. Cohen, Secretary, 1300 N. State Street, Bellingham, Washington 98225.

Shareowners' Communications with Trustees

Shareowners who wish to communicate with the Board or an individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust. All communications will be forwarded directly to the Board or the individual Trustee.

Shareowners also have an opportunity to communicate with the Board at Shareowner Meetings. However, the Trust does not have a policy requiring Trustees to attend Shareowner Meetings.

By order of the Trustees,

Elliot S. Cohen
Secretary

November 23, 2022

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote online or by telephone by following the instructions on your proxy card.

THANK YOU FOR VOTING

Exhibit A

SATURNA INVESTMENT TRUST

INVESTMENT ADVISORY
and ADMINISTRATIVE SERVICES AGREEMENT

THIS AGREEMENT, executed this 25th day of September, 2018, between Saturna Capital Corporation, a Washington State corporation (the "Adviser") and the Saturna Investment Trust, a series open-end management investment company organized as a business trust under the laws of the State of Washington for and on behalf of the portfolios listed on Schedule A hereto (each, a "Fund") to be and become effective as provided in Section 1, Article V, between the parties hereto,

WITNESSETH, THAT:

The parties hereto enter into the following Articles of Agreement:

ARTICLE I: INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Section 1. Investment Advisory Services. During the continuance of this Agreement, the Adviser shall supervise the investment management of the cash and securities of the Fund, and in that connection, to the extent required, shall furnish to the Fund advice and recommendations on securities to be purchased, held or sold and the portion of the assets to remain uninvested, all according to the investment objectives, powers and restrictions imposed by law or other governing document or writing binding upon the Fund.

Section 2. Administrative Services. During the continuance of this Agreement:

(a) The Adviser shall furnish the Fund office space, office facilities and equipment, related utilities, telephone service, stationery and supplies, typesetting, personnel (including executive officers) and clerical and bookkeeping services as required to fulfill its obligation as Adviser for the Fund. The Adviser shall pay the compensation of its executives and employees, whether an officer or employee of the Fund, for all services rendered by them for the Fund as required to fulfill its obligation as Adviser, and shall furnish such office space, facilities, supplies and services as agreed above. The Adviser shall also pay on behalf of the Fund trade association membership and meeting expenses, and the preparation, printing, qualification and offering (but not administration on behalf of a participant or participating entity) of any

Exhibit A	59

prototype retirement plan offered by the Fund to shareowners on the recommendation of the Adviser.

(b) The Adviser shall act as fund accountant and prepare daily reports of Fund net asset values as well as all other financial statements and reports. With the consent of the Trustees, the Adviser at its expense may delegate fund accounting duties to another qualified party. The Fund accountant shall furnish the Trustees, at any regularly scheduled meeting or at such times as the Trustees may request, a report on all matters pertaining to the services of the Adviser, including but not limited to, a list of the securities in the Fund and a record of brokerage commissions paid.

(c) The Adviser shall act as transfer agent, registrar, and dividend disbursing agent for the Fund, pursuant to the applicable Transfer Agent Agreement between the Trust and the Adviser, as may be amended or superseded from time to time (the "Transfer Agency Agreement"). Notwithstanding anything to the contrary under the Transfer Agency Agreement, the Adviser shall provide such transfer agency and related services to the Fund for no additional fee. The fee payable by the Fund to the Adviser under Section 1 of Article II of this Agreement shall constitute the compensation payable by the Fund to the Adviser for providing such transfer agency and related services.

Section 3. Affiliated Broker. Subject to review by the Trustees, the Adviser shall place all orders for the purchase and sale of securities of the Fund. The Adviser or a subsidiary of the Adviser is permitted to act as a broker (but not a dealer or underwriter) in securities traded by the Fund, subject to review by the Trustees and all pertinent regulations and limitations. No such orders shall be placed in contravention of the Investment Company Act of 1940.

Section 4. Fund Expenses. The Fund shall pay or provide for the payment of its expenses not assumed by the Adviser as above provided, which expenses shall include, without limitation, taxes, interest, brokerage commissions, compensation and expenses of Trustees, legal, accounting and auditing expenses, compliance officers, insurance premiums, custodian fees, the expense of issuing shares of the Fund ("Shares") under the federal securities laws and the regulatory authorities of the various states in which the Fund is authorized to offer its shares, and the expense of preparing, printing and mailing financial reports, investment newsletters, notices and prospectuses for its existing shareowners.

60	Exhibit A

ARTICLE II: FEES FOR SERVICES OF THE ADVISER

Section 1. Investment Advisory and Administrative Services Fee. As full compensation for all services rendered and to be rendered and expenses assumed by the Adviser as set forth in Article I "Investment Advisory and Administrative Services" hereof, the Fund shall pay to the Adviser a monthly Investment Advisory and Administrative Services Fee (the "Fee") at the annual rate of average daily net assets of the Fund as set forth on Schedule B. Average daily net asset value in a period shall be determined by dividing the aggregate of the Fund's net assets on each calendar day by the number of calendar days in the period.

The Fee due to the Adviser shall be accrued daily and paid monthly.

Section 2. Performance Adjustment. See Schedule C as applicable.

Section 3. Reimbursement and Waiver. The Adviser may, from time to time, voluntarily waive its fees or reimburse the Fund for expenses above a specified percentage of average daily net assets. The Adviser retains the ability to be repaid by the Fund for voluntary expense reimbursements if Fund expenses fall below the limit before the end of the Fund's fiscal year. If any fee waiver or reimbursement is to be made, it shall be paid monthly and may vary by Fund of the Trust.

Section 4. Termination. In the event of the termination of this Agreement the fee for the month in which terminated shall be that proportion of the rate for the whole month as the number of calendar days during which this Agreement is in effect during the month bears to the number of days in the whole month computed on the average daily net asset value of the portfolio during such period.

ARTICLE III: DISTRIBUTION

Section 1. The Fund. The Fund shall offer shares without commission ("load") or other sales expense. The Adviser's subsidiary, Saturna Brokerage Services, Inc., shall act as the Fund's distributor without compensation, and register where and when appropriate. The Fund shall bear the expense of qualifying itself and any necessary personnel to sell the Fund. As the expense to the Fund is deemed warranted by the Trustees, the Adviser shall cause the Fund to be registered under the various state "blue-sky" requirements.

Section 2. The Adviser. The Adviser or any subsidiary of the Adviser may engage in any lawful activities designed to help Fund distribution, and pay for such activities out of any part of its resources, including those fees described under Article II. The Adviser shall pay any expenses for printing

Exhibit A	61

and distributing extra prospectuses used in connection with sales and for preparing, printing and distributing sales literature. The Adviser shall pay the salaries of persons used in the distribution of the Fund, furnish office space and facilities for such distribution activity, and pay for all other expenses associated with distribution of the Fund.

ARTICLE IV: TERM AND TERMINATION OF AGREEMENT

Section 1. Term of Agreement. This Agreement shall become effective when approved by the holders of a majority of the outstanding shares of the Fund, and shall continue in effect for a two year period unless sooner terminated as hereinafter provided, and thereafter shall continue from year to year so long as the terms of this Agreement and the renewal and continuance thereof are approved at least annually by action of the Trustees or a majority vote of the outstanding shares the Fund, but in either event it must be approved by a majority of the Trustees, who are not "interested persons" as defined in the Investment Company Act of 1940, casting their vote in person at a meeting called for voting on such approval.

Section 2. Termination of Agreement. This Agreement may be terminated at any time without liability to either party by notice in writing given by the party desiring to terminate to the other not less than sixty (60) days before the date specified, for termination. The Fund may take such action either by the Trustees or by the affirmative vote of the holders of a majority of the outstanding shares of the Fund.

Section 3. No Assignment. This Agreement may not be assigned by either party and shall terminate automatically upon assignment (as defined in the federal Investment Company Act of 1940).

Section 4. Amendment. This Agreement may be amended only with the approving vote of the holders of a majority of the outstanding shares of the Fund. The vote of a majority of the outstanding shares of the Fund means the vote, at any meeting of the Fund's Shareowners, of (1) 67% or more of the shares present or represented by proxy, at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

Section 5. Use of Adviser's Name. The Adviser grants the Fund a non-exclusive, terminable license and permission to use the name "Saturna" in its name during the term of this Agreement.

62	Exhibit A

ARTICLE V. GENERAL

This instrument is executed by the Trustees and officers of Saturna Investment Trust in such capacities for the Fund, a series of the Trust. By the execution hereof all parties agree that, except to the extent limited by the provisions of the federal Investment Company Act of 1940, for the payment of any claim or the performance of any obligations hereunder, resort shall be had solely to the assets and property of the Fund and no shareholder, Trustee, officer, employee or agent of the Fund or the Trust shall be personally liable therefore. Reference is made to Articles of Trust dated February 20, 1987, which have been filed with the Washington Secretary of State, Olympia, Washington.

IN WITNESS WHEREOF,

The parties hereto have caused this Agreement to be executed on behalf of each of them by their duly authorized officers the date and year first above written.

SATURNA INVESTMENT TRUST	SATURNA CAPITAL CORPORATION
By: /s/ Jane K. Carten Name: Jane K. Carten Title: President	By: /s/ Jane K. Carten Name: Jane K. Carten Title: President
Attest: /s/ Nicole Trudeau Nicole Trudeau Secretary, Amana Mutual Funds Trust	Attest: /s/ Nicole Trudeau Nicole Trudeau Secretary, Saturna Capital Corporation

Exhibit A	63

SCHEDULE A

SERIES OF SATURNA INVESTMENT TRUST

The Series of the Saturna Investment Trust currently subject to this Agreement are as follows:

Saturna Sustainable Bond Fund
Saturna Sustainable Equity Fund

Sextant Bond Income Fund
Sextant Core Fund
Sextant Global High Income Fund
Sextant Growth Fund
Sextant International Fund
Sextant Short-Term Bond Fund

SCHEDULE B

RATE OF COMPENSATION

Fund	Rate of Compensation Based on Fund's Average Daily Net Asset Value
Saturna Sustainable Bond Fund	0.55%
Saturna Sustainable Equity Fund	0.65%
Sextant Bond Income Fund	0.50%
Sextant Core Fund	0.50%
Sextant Global High Income Fund	0.50%
Sextant Growth Fund	0.50%
Sextant International Fund	0.50%
Sextant Short-Term Bond Fund	0.50%

64	Exhibit A

Form of Amendment Number One to the Saturna Investment Trust
Investment Advisory and Administrative Services Agreement

This Amendment Number One (the "Amendment") to the Saturna Investment Trust Investment Advisory and Administrative Services Agreement dated September 25, 2018 (the "Agreement") is made as of September __, 2022, by and among the Saturna Investment Trust (the "Trust"), on behalf of the Sextant Growth Fund, Sextant International Fund, Sextant Core Fund, Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund (each, a "Fund" and collectively, the "Funds"), and Saturna Capital Corporation, the Funds' Adviser.

WHEREAS, pursuant to Article II of the Agreement, the Adviser currently charges the Funds a Fee which consists of a Base Fee plus or minus a Performance Adjustment as described on Schedule C to the Agreement; and

WHEREAS, the Trust's trustees, including the Trust's independent trustees, agreed to the Adviser's proposal to eliminate the Funds' Performance Adjustment subject to approval by the Funds' shareholders at a special meeting (the "Special Meeting") to be held on or about December 8, 2022;

WHEREAS, the parties hereto wish to amend the Agreement as more fully set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  Capitalized terms which are used herein without definition shall have the same meanings ascribed to them in the Agreement.
  The Agreement is hereby amended such that:
    the text of Article II, §2 of the Agreement is hereby stricken and replaced with the word "Reserved.";
    Schedule C to the Agreement is hereby stricken in its entirety; and
    existing references to "fee" or "fees" shall, respectively, refer to the "Fee" or the "Fees".
  The foregoing amendments to the Agreement shall be effective immediately following shareholder approval to eliminate the Funds' Performance Adjustment at the Special Meeting.

  6. (a) Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

Exhibit A	65

(b) This Amendment is limited specifically to the matters set forth herein and does not constitute directly or by implication an amendment or waiver of any other provision of the Agreement.

(c) This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

SATURNA INVESTMENT TRUST	SATURNA CAPITAL CORPORATION
__________________ By: __________________ Its: __________________	__________________ By: __________________ Its: __________________

66	Exhibit A

Exhibit B

Outstanding Shares

The chart below indicates the number of shares of each Fund that were outstanding as of the close of business on November 21, 2022.

Funds	Shares Outstanding
Sextant Growth Fund – Investor Shares	127,432.38
Sextant Growth Fund – Z Shares	1,295,827.99
Sextant International Fund – Investor Shares	1,828,677.78
Sextant International Fund – Z Shares	1,313,028.75
Sextant Core Fund	1,294,945.26
Sextant Short-Term Bond Fund	2,560,524.25
Sextant Bond Income Fund	2,242,249.33
Sextant Global High Income Fund	894,651.62

Exhibit B	67

Exhibit C

Principal Shareowners of the Funds

To the knowledge of the Trust's management, the below were all of the beneficial and record owners of 5% or more of any Fund or class thereof as of the close of business on November 21, 2022. The owner listed is a record owner who holds these shares of record for the accounts of certain of its clients, unless otherwise indicated. A shareowner who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act and may be able to significantly influence the outcome of a shareowner meeting. Such control may affect other shareowners. For instance, a control person may have effective voting control over a Fund.

To the knowledge of the Trust's management, as of the close of business on the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned the percentages of each applicable Fund's outstanding shares and the percentages of the Trust's outstanding shares set forth below. A Trustee or officer who is not listed in the tables set forth below does not own any shares of an applicable Fund as of the close of business on November 21, 2022.

Sextant Growth Fund – Investor Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	47,144.21	36.99%
SEI Private Trust Company c/o Peapack Gladstone Bank ID 212 One Freedom Valley Dr. Oaks, PA 19456	31,480.00	24.70%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	20,149.56	15.81%
TD Ameritrade, Inc., For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103	10,263.71	8.05%

Trustee Name	Shares	Percentage of Class
Jane K. Carten	656.41	0.52%
Total	Shares	Percentage of Class
	656.41	0.52%

68	Exhibit C

Sextant Growth Fund – Z Shares

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	91,130.40	7.03%
Helen F. Schloerb Revocable Trust¹ P.O. Box 9623 North Amherst, MA 01059	82,428.13	6.36%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Jane K. Carten	8,012.37	0.62%
Gary A. Goldfogel	99,261.58	7.66%
Officer Name	Shares	Percentage of Class
Christopher R. Fankhauser	1,747.33	0.13%
Bryce R. Fegley	3,728.55	0.29%
Michael E. Lewis	4,289.61	0.33%
Total	Shares	Percentage of Class
	117,039.44	9.03%

Sextant International Fund – Investor Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	858,892.93	46.96%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	652,049.94	35.65%

Trustee Name	Shares	Percentage of Class
Sarah E.D. Rothenbuhler	756.91	0.04%
Total	Shares	Percentage of Class
	756.91	0.04%

Exhibit C	69

Sextant International Fund – Z Shares

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	163,471.47	12.44%
Ronald H. Fielding¹ 1300 North State Street Bellingham, WA 98225	110,342.19	8.40%
Helen F. Schloerb Revocable Trust¹ P.O. Box 9623 North Amherst, MA 01059	97,017.98	7.38%
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	84,399.92	6.42%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Jane K. Carten	1,696.66	0.13%
Ronald H. Fielding	110,342.19	8.40%
Gary A. Goldfogel	49,057.96	3.74%
Officer Name	Shares	Percentage of Class
Christopher R. Fankhauser	17,925.71	1.37%
Bryce R. Fegley	7,378.61	0.56%
Total	Shares	Percentage of Class
	186,401.13	14.20%

Sextant Core Fund

Name and Address	Shares	Percentage of Class
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	137,663.97	10.63%
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	124,981.21	9.65%
Goldfogel Family Partnership¹ 1300 N. State Street Bellingham, WA 98225	80,362.63	6.20%

¹ Shares are owned beneficially

70	Exhibit C

Trustee Name	Shares	Percentage of Class
Jane K. Carten	5,908.57	0.46%
Gary A. Goldfogel	120,453.66	9.30%
Officer Name	Shares	Percentage of Class
Christopher R. Fankhauser	664.60	0.05%
Total	Shares	Percentage of Class
	127,026.83	9.81%

Sextant Short-Term Bond Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	565,512.94	22.08%
Dr. Peter A. Telfer¹ 1300 N. State Street Bellingham, WA 98225	320,513.25	12.51%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Gary A. Goldfogel	197,382.40	7.71%
Officer Name	Shares	Percentage of Class
Christopher R. Fankhauser	806.68	0.03%
Michael E. Lewis	40,169.30	1.57%
Total	Shares	Percentage of Class
	238,358.37	9.31%

Sextant Bond Income Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	307,395.74	13.70%
Saturna Trust Company¹ 1070 West Horizon Ridge Parkway, Suite 201 Henderson, NV 89012	177,189.43	7.90%
Western Washington University Foundation¹ 516 High Street OM 430 Bellingham, WA 98225	150,072.31	6.69%
Jeffrey D. Nelson¹ 1300 North State Street Bellingham, WA 98225	128,055.84	5.71%

¹ Shares are owned beneficially

Exhibit C	71

Trustee Name	Shares	Percentage of Class
Jane K. Carten	99.07	0.00%¹
Gary A. Goldfogel	85,517.40	3.81%
Officer Name	Shares	Percentage of Class
Christopher R. Fankhauser	1.20	0.00%¹
Total	Shares	Percentage of Class
	85,617.67	3.82%

¹ Amount is less than 0.01%

Sextant Global High Income Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	283,546.71	31.69%
Nicholas F. Kaiser¹ 1300 North State Street Bellingham, WA 98225	96,153.61	10.74%
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	75,414.16	8.42%
Goldfogel Family Partnership¹ 1300 N. State Street Bellingham, WA 98225	49,645.22	5.54%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Jane K. Carten	2,509.43	0.28%
Ronald H. Fielding	18,926.91	2.12%
Gary A. Goldfogel	60,845.88	6.80%
Trustee Name	Shares	Percentage of Class
Bryce R. Fegley	39,002.05	4.36%
Total	Shares	Percentage of Class
	121,284.26	13.56%

72	Exhibit C

FORM OF PROXY CARDS

SATURNA INVESTMENT TRUST 1300 N. STATE STREET BELLINGHAM, WA 98225 Shareowner Address Shareowner Address Shareowner Address Shareowner Address	(graphics omitted)

SCAN TO

VIEW MATERIALS & VOTE

THREE EASY WAYS TO VOTE YOUR PROXY
	(graphic omitted)	To vote by Internet Read the Proxy Statement and have the proxy card below at hand. Go to website www.proxyvote.com or scan the QR Barcode above Follow the instructions provided on the website.
	(graphic omitted)	To vote by Telephone Read the Proxy Statement and have the proxy card below at hand. Call 1-800-690-6903 Follow the instructions.
(graphic omitted)

To vote by Mail

  Read the Proxy Statement.
  Check the appropriate box on the proxy card below.
  Sign and date the proxy card.
  Return the proxy card in the envelope provided.

Control Number: XXXXXXXXXXXXXXXX

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

D93122-S55801         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Sextant Growth Fund

XXXXXXXXXXXXXXXX
The Board of Trustees unanimously recommends that you vote FOR the following proposals:		For	Against	Abstain
1.

To approve an amendment to the Investment Advisory and Administrative Services Agreement between Saturna Capital Corporation and Saturna Investment Trust, on behalf of the Sextant Growth Fund (the “Fund”), that removes the Fund’s performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

		[ ]	[ ]	[ ]
7a.	Approval of the adjournment of the Special Joint Meeting of Shareowners to provide additional time to solicit proxies for approval of Proposal 1.	[ ]	[ ]	[ ]

Please be sure to sign and date the below.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each shareowner is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareowners and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint
Meeting of Shareowners to be held on January 10, 2023.

The Proxy Statement for this meeting is available at www.proxyvote.com

D93122-S55801

SATURNA INVESTMENT TRUST

Sextant Growth Fund

The shareowner of Sextant Growth Fund (the “Fund”), a series of Saturna Investment Trust (the “Trust”), signing on the reverse side of this card hereby appoints Jane K. Carten, Gary A. Goldfogel, and Bryce R. Fegley, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on November 21, 2022 at a Special Joint Meeting of Shareowners of the Trust (the “Special Meeting”), to be held at the office of Saturna Capital Corporation, 1300 N. State Street, Bellingham, WA 98225, at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on Tuesday, January 10, 2023, and at any and all adjournments, postponements, continuations, or reschedulings thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S), POSTPONEMENT(S), CONTINUATION(S), OR RESCHEDULING(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SATURNA INVESTMENT TRUST 1300 N. STATE STREET BELLINGHAM, WA 98225 Shareowner Address Shareowner Address Shareowner Address Shareowner Address	(graphics omitted)

SCAN TO

VIEW MATERIALS & VOTE

THREE EASY WAYS TO VOTE YOUR PROXY
	(graphic omitted)	To vote by Internet Read the Proxy Statement and have the proxy card below at hand. Go to website www.proxyvote.com or scan the QR Barcode above Follow the instructions provided on the website.
	(graphic omitted)	To vote by Telephone Read the Proxy Statement and have the proxy card below at hand. Call 1-800-690-6903 Follow the instructions.
(graphic omitted)

To vote by Mail

  Read the Proxy Statement.
  Check the appropriate box on the proxy card below.
  Sign and date the proxy card.
  Return the proxy card in the envelope provided.

Control Number: XXXXXXXXXXXXXXXX

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

D93122-S55801         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Sextant International Fund

XXXXXXXXXXXXXXXX
The Board of Trustees unanimously recommends that you vote FOR the following proposals:		For	Against	Abstain
2.

To approve an amendment to the Investment Advisory and Administrative Services Agreement between Saturna Capital Corporation and Saturna Investment Trust, on behalf of the Sextant International Fund (the “Fund”), that removes the Fund’s performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

		[ ]	[ ]	[ ]
7b.	Approval of the adjournment of the Special Joint Meeting of Shareowners to provide additional time to solicit proxies for approval of Proposal 2.	[ ]	[ ]	[ ]

Please be sure to sign and date the below.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each shareowner is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareowners and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint
Meeting of Shareowners to be held on January 10, 2023.

The Proxy Statement for this meeting is available at www.proxyvote.com

D93122-S55801

SATURNA INVESTMENT TRUST

Sextant International Fund

The shareowner of Sextant International Fund (the “Fund”), a series of Saturna Investment Trust (the “Trust”), signing on the reverse side of this card hereby appoints Jane K. Carten, Gary A. Goldfogel, and Bryce R. Fegley, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on November 21, 2022 at a Special Joint Meeting of Shareowners of the Trust (the “Special Meeting”), to be held at the office of Saturna Capital Corporation, 1300 N. State Street, Bellingham, WA 98225, at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on Tuesday, January 10, 2023, and at any and all adjournments, postponements, continuations, or reschedulings thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S), POSTPONEMENT(S), CONTINUATION(S), OR RESCHEDULING(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SATURNA INVESTMENT TRUST 1300 N. STATE STREET BELLINGHAM, WA 98225 Shareowner Address Shareowner Address Shareowner Address Shareowner Address	(graphics omitted)

SCAN TO

VIEW MATERIALS & VOTE

THREE EASY WAYS TO VOTE YOUR PROXY
	(graphic omitted)	To vote by Internet Read the Proxy Statement and have the proxy card below at hand. Go to website www.proxyvote.com or scan the QR Barcode above Follow the instructions provided on the website.
	(graphic omitted)	To vote by Telephone Read the Proxy Statement and have the proxy card below at hand. Call 1-800-690-6903 Follow the instructions.
(graphic omitted)

To vote by Mail

  Read the Proxy Statement.
  Check the appropriate box on the proxy card below.
  Sign and date the proxy card.
  Return the proxy card in the envelope provided.

Control Number: XXXXXXXXXXXXXXXX

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

D93122-S55801         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Sextant Core Fund

XXXXXXXXXXXXXXXX
The Board of Trustees unanimously recommends that you vote FOR the following proposals:		For	Against	Abstain
3.

To approve an amendment to the Investment Advisory and Administrative Services Agreement between Saturna Capital Corporation and Saturna Investment Trust, on behalf of the Sextant Core Fund (the “Fund”), that removes the Fund’s performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

		[ ]	[ ]	[ ]
7c.	Approval of the adjournment of the Special Joint Meeting of Shareowners to provide additional time to solicit proxies for approval of Proposal 3.	[ ]	[ ]	[ ]

Please be sure to sign and date the below.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each shareowner is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareowners and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint
Meeting of Shareowners to be held on January 10, 2023.

The Proxy Statement for this meeting is available at www.proxyvote.com

D93122-S55801

SATURNA INVESTMENT TRUST

Sextant Core Fund

The shareowner of Sextant Core Fund (the “Fund”), a series of Saturna Investment Trust (the “Trust”), signing on the reverse side of this card hereby appoints Jane K. Carten, Gary A. Goldfogel, and Bryce R. Fegley, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on November 21, 2022 at a Special Joint Meeting of Shareowners of the Trust (the “Special Meeting”), to be held at the office of Saturna Capital Corporation, 1300 N. State Street, Bellingham, WA 98225, at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on Tuesday, January 10, 2023, and at any and all adjournments, postponements, continuations, or reschedulings thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S), POSTPONEMENT(S), CONTINUATION(S), OR RESCHEDULING(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SATURNA INVESTMENT TRUST 1300 N. STATE STREET BELLINGHAM, WA 98225 Shareowner Address Shareowner Address Shareowner Address Shareowner Address	(graphics omitted)

SCAN TO

VIEW MATERIALS & VOTE

THREE EASY WAYS TO VOTE YOUR PROXY
	(graphic omitted)	To vote by Internet Read the Proxy Statement and have the proxy card below at hand. Go to website www.proxyvote.com or scan the QR Barcode above Follow the instructions provided on the website.
	(graphic omitted)	To vote by Telephone Read the Proxy Statement and have the proxy card below at hand. Call 1-800-690-6903 Follow the instructions.
(graphic omitted)

To vote by Mail

  Read the Proxy Statement.
  Check the appropriate box on the proxy card below.
  Sign and date the proxy card.
  Return the proxy card in the envelope provided.

Control Number: XXXXXXXXXXXXXXXX

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

D93122-S55801         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Sextant Short-Term Bond Fund

XXXXXXXXXXXXXXXX
The Board of Trustees unanimously recommends that you vote FOR the following proposals:		For	Against	Abstain
4.

To approve an amendment to the Investment Advisory and Administrative Services Agreement between Saturna Capital Corporation and Saturna Investment Trust, on behalf of the Sextant Short-Term Bond Fund (the “Fund”), that removes the Fund’s performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

		[ ]	[ ]	[ ]
7d.	Approval of the adjournment of the Special Joint Meeting of Shareowners to provide additional time to solicit proxies for approval of Proposal 4.	[ ]	[ ]	[ ]

Please be sure to sign and date the below.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each shareowner is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareowners and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint
Meeting of Shareowners to be held on January 10, 2023.

The Proxy Statement for this meeting is available at www.proxyvote.com

D93122-S55801

SATURNA INVESTMENT TRUST

Sextant Short-Term Bond Fund

The shareowner of Sextant Short-Term Bond Fund (the “Fund”), a series of Saturna Investment Trust (the “Trust”), signing on the reverse side of this card hereby appoints Jane K. Carten, Gary A. Goldfogel, and Bryce R. Fegley, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on November 21, 2022 at a Special Joint Meeting of Shareowners of the Trust (the “Special Meeting”), to be held at the office of Saturna Capital Corporation, 1300 N. State Street, Bellingham, WA 98225, at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on Tuesday, January 10, 2023, and at any and all adjournments, postponements, continuations, or reschedulings thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S), POSTPONEMENT(S), CONTINUATION(S), OR RESCHEDULING(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SATURNA INVESTMENT TRUST 1300 N. STATE STREET BELLINGHAM, WA 98225 Shareowner Address Shareowner Address Shareowner Address Shareowner Address	(graphics omitted)

SCAN TO

VIEW MATERIALS & VOTE

THREE EASY WAYS TO VOTE YOUR PROXY
	(graphic omitted)	To vote by Internet Read the Proxy Statement and have the proxy card below at hand. Go to website www.proxyvote.com or scan the QR Barcode above Follow the instructions provided on the website.
	(graphic omitted)	To vote by Telephone Read the Proxy Statement and have the proxy card below at hand. Call 1-800-690-6903 Follow the instructions.
(graphic omitted)

To vote by Mail

  Read the Proxy Statement.
  Check the appropriate box on the proxy card below.
  Sign and date the proxy card.
  Return the proxy card in the envelope provided.

Control Number: XXXXXXXXXXXXXXXX

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

D93122-S55801         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Sextant Bond Income Fund

XXXXXXXXXXXXXXXX
The Board of Trustees unanimously recommends that you vote FOR the following proposals:		For	Against	Abstain
5.

To approve an amendment to the Investment Advisory and Administrative Services Agreement between Saturna Capital Corporation and Saturna Investment Trust, on behalf of the Sextant Bond Income Fund (the “Fund”), that removes the Fund’s performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

		[ ]	[ ]	[ ]
7e.	Approval of the adjournment of the Special Joint Meeting of Shareowners to provide additional time to solicit proxies for approval of Proposal 5.	[ ]	[ ]	[ ]

Please be sure to sign and date the below.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each shareowner is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareowners and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint
Meeting of Shareowners to be held on January 10, 2023.

The Proxy Statement for this meeting is available at www.proxyvote.com

D93122-S55801

SATURNA INVESTMENT TRUST

Sextant Bond Income Fund

The shareowner of Sextant Bond Income Fund (the “Fund”), a series of Saturna Investment Trust (the “Trust”), signing on the reverse side of this card hereby appoints Jane K. Carten, Gary A. Goldfogel, and Bryce R. Fegley, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on November 21, 2022 at a Special Joint Meeting of Shareowners of the Trust (the “Special Meeting”), to be held at the office of Saturna Capital Corporation, 1300 N. State Street, Bellingham, WA 98225, at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on Tuesday, January 10, 2023, and at any and all adjournments, postponements, continuations, or reschedulings thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S), POSTPONEMENT(S), CONTINUATION(S), OR RESCHEDULING(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SATURNA INVESTMENT TRUST 1300 N. STATE STREET BELLINGHAM, WA 98225 Shareowner Address Shareowner Address Shareowner Address Shareowner Address	(graphics omitted)

SCAN TO

VIEW MATERIALS & VOTE

THREE EASY WAYS TO VOTE YOUR PROXY
	(graphic omitted)	To vote by Internet Read the Proxy Statement and have the proxy card below at hand. Go to website www.proxyvote.com or scan the QR Barcode above Follow the instructions provided on the website.
	(graphic omitted)	To vote by Telephone Read the Proxy Statement and have the proxy card below at hand. Call 1-800-690-6903 Follow the instructions.
(graphic omitted)

To vote by Mail

  Read the Proxy Statement.
  Check the appropriate box on the proxy card below.
  Sign and date the proxy card.
  Return the proxy card in the envelope provided.

Control Number: XXXXXXXXXXXXXXXX

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

D93122-S55801         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Sextant Global High Income Fund

XXXXXXXXXXXXXXXX
The Board of Trustees unanimously recommends that you vote FOR the following proposals:		For	Against	Abstain
6.

To approve an amendment to the Investment Advisory and Administrative Services Agreement between Saturna Capital Corporation and Saturna Investment Trust, on behalf of the Sextant Global High Income Fund (the “Fund”), that removes the Fund’s performance fee adjustment and implements an advisory and administrative fee at an annual rate of 0.50% of average daily net assets of the Fund.

		[ ]	[ ]	[ ]
7f.	Approval of the adjournment of the Special Joint Meeting of Shareowners to provide additional time to solicit proxies for approval of Proposal 6.	[ ]	[ ]	[ ]

Please be sure to sign and date the below.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each shareowner is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareowners and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Joint
Meeting of Shareowners to be held on January 10, 2023.

The Proxy Statement for this meeting is available at www.proxyvote.com

D93122-S55801

SATURNA INVESTMENT TRUST

Sextant Global High Income Fund

The shareowner of Sextant Global High Income Fund (the “Fund”), a series of Saturna Investment Trust (the “Trust”), signing on the reverse side of this card hereby appoints Jane K. Carten, Gary A. Goldfogel, and Bryce R. Fegley, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on November 21, 2022 at a Special Joint Meeting of Shareowners of the Trust (the “Special Meeting”), to be held at the office of Saturna Capital Corporation, 1300 N. State Street, Bellingham, WA 98225, at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on Tuesday, January 10, 2023, and at any and all adjournments, postponements, continuations, or reschedulings thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S), POSTPONEMENT(S), CONTINUATION(S), OR RESCHEDULING(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Broadridge

Solicitation Script

Sextant Mutual Funds
Meeting Date: January 10, 2023
Toll Free Number: 877-728-5037

Inbound Greeting:
Thank you for calling the Broadridge Proxy Services Center for the the Sextant Mutual Funds. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of the Sextant Mutual Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled for January 10, 2023. Have you received proxy materials?

Near Meeting Date Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of the Sextant Mutual Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on January 10, 2023. Have you received proxy materials?

Adjournment Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with the Sextant Mutual Funds. Due to the lack of shareholder participation, special Meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials?

Voting:
The Board of Trustees has recommended a vote IN FAVOR of the proposal.  Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 877-728-5037.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:
Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:
I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:
The Board of Trusteesrecommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposal reviewed:
Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 877-728-5037.

If Not Interested:
I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:
Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can also record your voting instructions right now so that it will be represented at the upcoming meeting. The Board of Trustees is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

Beneficial holder wants a new VIF/or their control number:
Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can also record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal. Would you like to vote along with the recommendations of the Board of Trustees for all your accounts?

ANSWERING MACHINE MESSAGE:
Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of the Sextant Mutual Funds. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on January 10, 2023.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 877-728-5037 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:
Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of the Sextant Mutual Funds. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on January 10, 2023.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 877-728-5037 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

INBOUND — CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND — CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

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